SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CENTERSTONE INVESTORS TRUST

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CENTERSTONE INVESTORS TRUST

135 5th Avenue

New York, New York 10010

December 21, 2020

Dear Shareholder:

I am writing to inform you of the upcoming special meeting of the shareholders of Centerstone Investors Fund and Centerstone International Fund (each, an “Existing Fund” and together, the “Existing Funds”). Each Existing Fund currently is organized as a series of Centerstone Investors Trust (“Centerstone Investors”), an investment company with its principal offices located at 135 5th Avenue, New York, New York 10010.

The purpose of the meeting is to seek your approval of a proposal to reorganize the Existing Funds into newly created series (each a “New Fund”) of the Northern Lights Fund Trust III (“Northern Lights”), an open-end management investment company organized as a Delaware statutory trust with its principal offices located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (the “Reorganizations”). As regulatory requirements continue to result in increased operating costs, the Reorganizations of the Existing Funds into Northern Lights will allow the Existing Funds to attempt to gain operational efficiencies and, if the New Funds’ assets grow, to potentially lower expenses in the future due to the economies of scale associated with a larger series trust. If shareholders approve the Reorganizations, they will take effect on or about February 16, 2021, or such other date as may be agreed upon by the officers of Northern Lights and Centerstone Investors. At that time, the shares of each Existing Fund that you currently own would be exchanged on a tax-free basis for shares of the corresponding New Fund with the same aggregate value.

The meeting is scheduled to be held on January 28, 2021 at 10:00 a.m. Eastern Time. Please take the time to carefully read the Proxy Statement and cast your vote.

The Reorganizations of the Existing Funds will not result in any material change to the objectives, strategies or investment policies of the Existing Funds. There are no changes anticipated to be made to the Existing Funds’ portfolios as a result of being reorganized into the New Funds. Centerstone Investors, LLC, the investment adviser to each Existing Fund, will continue to serve as the investment adviser to each New Fund. The portfolio manager of the Existing Funds will continue as the portfolio manager of the New Funds. No fee increase is proposed.

More information on the specific details and reasons for the proposal is contained in the enclosed Proxy Statement. The Notice of Special Meeting of Shareholders and the proxy card are also enclosed. The Board of Trustees of Centerstone Investors, on behalf of each Existing Fund, unanimously recommends that you vote “FOR” the Reorganizations.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it promptly in the enclosed postage paid envelope. You may also vote online by following the instructions found on your proxy card, by telephone at the number provided on the proxy card, or at the meeting. Any proposal submitted to a vote at the meeting may be voted at the meeting, online using the instructions found on your proxy card, or by written proxy.

If you have any questions about the proposal or to quickly vote your shares, please call Okapi Partners LLC, our proxy solicitation firm, toll-free at (855) 208-8903.

Sincerely,

/s/ Philip Santopadre

Philip Santopadre, Treasurer and Secretary

Centerstone Investors Fund

Centerstone International Fund

each a series of Centerstone Investors Trust

135 5th Avenue

New York, New York 10010

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held January 28, 2021

Dear Shareholders:

The Board of Trustees of Centerstone Investors Trust (“Centerstone Investors”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of the Centerstone Investors Fund and Centerstone International Fund (each, an “Existing Fund” and together, the “Existing Funds”), to be held at the offices of Thompson Hine LLP, Huntington Center, 41 S. High Street, Suite 1700, Columbus, Ohio 43215, on January 28, 2021, at 10:00 a.m. Eastern Time, for the following purposes:

1.	To approve a proposed Agreement and Plan of Reorganization attached as Exhibit A to this Proxy Statement, pursuant to which the Existing Funds would reorganize into separate series of Northern Lights Fund Trust III (“Northern Lights”), an open-end management investment company organized as a Delaware statutory trust. Under such Agreement and Plan of Reorganization, each Existing Fund would transfer all of its assets into a corresponding newly created series of Northern Lights (each a “New Fund”). The transfer would be (a) an exchange of your shares for shares for the corresponding class of each New Fund, which would be distributed pro-rata by each Existing Fund to its shareholders; and (b) assumption by each New Fund of all liabilities of the corresponding Existing Fund. No fee increase is proposed.

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on December 2, 2020 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

The Existing Funds are sensitive to the health and travel concerns the Existing Funds’ shareholders may have and the protocols that federal, state and local governments may impose. Due to the difficulties arising from the coronavirus known as COVID-19, the date, time, location or means of conducting the special meeting may change. In the event of such a change, the Existing Funds will announce alternative arrangements for the special meeting as promptly as practicable, which may include holding the special meeting by means of remote communication, among other steps, but the Existing Funds may not deliver additional soliciting materials to shareholders or otherwise amend the Existing Fund’s proxy materials. The Existing Funds plan to announce these changes, if any, at www.OkapiVote.com/CenterstoneMeeting and encourages you to check this website prior to the special meeting if you plan to attend.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on January 28, 2021. A copy of the Notice of Shareholder Meeting and the Proxy Statement (including the proposed Agreement and Plan of Reorganization) are available at www.OkapiVote.com/Centerstone.

By Order of the Board of Trustees

/s/ Philip Santopadre

Philip Santopadre, Treasurer and Secretary

December 21, 2020

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by voting on the website listed on your proxy card, or by calling the number listed on your proxy card, whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares at the meeting.

IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO INSTRUCTIONS, YOUR SHARES WILL BE VOTED “FOR” EACH PROPOSAL DESCRIBED ABOVE.

To avoid the additional expense of further solicitation, we ask for your cooperation in mailing your proxy card promptly. Any proposal submitted to a vote at the special meeting of shareholders may be voted at the meeting, online at the voting site listed on your proxy card, or by written proxy. In addition to the solicitation of proxies by mail, you may receive a call from a representative of Okapi Partners LLC or from Centerstone Investors if your vote is not received.

Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted and will not be counted as present at the special meeting of shareholders.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expenses involved in validating your vote if you fail to sign your proxy card properly.

(1)	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

(2)	Joint Accounts: Either party may sign, but the name of the signing party should conform exactly to the name shown in the registration on the proxy card.

(3)	Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration Valid Signature

Corporate Accounts

(1) ABC Corp. ABC Corp.

(2) ABC Corp. John Doe, Treasurer

(3) ABC Corp. c/o John Doe, Treasurer John Doe

(4) ABC Corp. Profit Sharing Plan John Doe, Trustee

Trust Accounts

(1) ABC Trust Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d 12/28/78 Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA John B. Smith

(2) Estate of John B. Smith John B. Smith, Jr., Executor

Centerstone Investors Fund

Centerstone International Fund

each a series of

Centerstone Investors Trust

with its principal offices at

135 5th Avenue

New York, New York 10010

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PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held January 28, 2021

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Centerstone Investors Trust (“Centerstone Investors”) on behalf of the Centerstone Investors Fund and Centerstone International Fund, (collectively, the “Existing Funds”; and, each individually, an “Existing Fund”), each a series of Centerstone Investors, for use at the Special Meeting of Shareholders of Centerstone Investors to be held at the offices of Thompson Hine LLP, Huntington Center, 41 S. High Street, Suite 1700, Columbus, Ohio 43215, on January 28, 2021 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders beginning on or about December 21, 2020.

The meeting has been called by the Board of Trustees of Centerstone Investors to consider a proposed Agreement and Plan of Reorganization attached as Exhibit A to this Proxy Statement, pursuant to which the Existing Funds would reorganize into separate series of Northern Lights Fund Trust III (“Northern Lights”), an investment company organized as a Delaware statutory trust. Under such Agreement and Plan of Reorganization, each Existing Fund would transfer all of its assets into a corresponding newly created series of Northern Lights (each a “New Fund” and collectively, the “New Funds”). The transfer would be (a) an exchange of your shares for shares for the corresponding class of each New Fund, which would be distributed pro-rata by each Existing Fund to its shareholders; and (b) assumption by each New Fund of all liabilities of the corresponding Existing Fund (each transfer a “Reorganization” and collectively, the “Reorganizations”). The Reorganizations of the Existing Funds will not result in any material change to the objectives, strategies or investment policies of the Existing Funds. There are no changes anticipated to be made to the Existing Funds’ portfolios as a result of being reorganized into the New Funds. Centerstone Investors, LLC, the investment adviser to each Existing Fund (the “Adviser”), will continue to serve as the investment adviser to each New Fund. The portfolio manager of the Existing Funds will continue as the portfolio manager of the New Funds. No fee increase is proposed.

The Funds affected are presented below.

EXISTING FUNDS (series of Centerstone Investors)	To be Reorganized into	NEW FUNDS (series of Northern Lights)
Centerstone Investors Fund Class A Shares	è	Centerstone Investors Fund Class A Shares
Centerstone Investors Fund Class C Shares	è	Centerstone Investors Fund Class C Shares
Centerstone Investors Fund Class I Shares	è	Centerstone Investors Fund Class I Shares
Centerstone International Fund Class A Shares	è	Centerstone International Fund Class A Shares
Centerstone International Fund Class C Shares	è	Centerstone International Fund Class C Shares
Centerstone International Fund Class I Shares	è	Centerstone International Fund Class I Shares

Centerstone Investors will provide a copy of the Existing Funds’ prospectus, Statement of Additional Information, and most recent annual report and semi-annual report, including financial statements and schedules, within one day of the request at no charge by calling the Existing Funds at 1-877-314-9006. Centerstone Investors will provide a copy of the New Funds’ prospectus, Statement of Additional Information within one day of the request at no charge by calling the New Funds at 1-877-314-9006. All of these documents are also available at no charge at the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

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QUESTIONS AND ANSWERS: Important Information to Help You Understand and Vote on the Proposal

Question: What is the purpose of the Reorganizations?

Answer:	The purpose of the Reorganization of each of the Existing Funds is to move the Existing Funds from Centerstone Investors Trust to Northern Lights Fund Trust III in an attempt to gain operational efficiencies and if the New Funds’ assets increase, to potentially lower expenses in the future due to the economies of scale associated with a larger series trust. The Adviser will remain the investment adviser to the New Funds. The Adviser also informed the Board of Trustees of Centerstone Investors (the “Board”) that its representatives would no longer serve as trust officers, thereby allowing them to focus their time and efforts with respect to the New Funds on portfolio management without the additional administrative, compliance and operational functions associated with operating a stand-alone trust. Each Reorganization must be approved by the relevant Existing Fund’s shareholders in order for either Reorganization to take place.

Question:	How will the Existing Funds be impacted by the Reorganizations?

Answer:	The Existing Funds are currently the sole existing series of a stand-alone Delaware statutory trust with the series managed by the Adviser. Northern Lights is organized as a multiple-series structure, whereby a common Board of Trustees provides oversight to, and a common set of service providers provide non-investment management services to, a number of different funds managed by different unaffiliated investment advisers. As a series of Northern Lights, the New Funds thus will be overseen by a different Board of Trustees and have different officers. In addition, certain fixed costs and expenses of the Existing Funds will be lower following the Reorganizations. The New Funds will also be subject to the compliance and other policies and procedures of Northern Lights, although it is not anticipated that this will result in any substantive change to the current day-to-day operations of the Existing Funds.

Question: What will remain the same after the Reorganizations?

Answer:	The Adviser will continue managing the New Funds. The day-to-day investment management of the portfolios of the New Funds will be provided by the same portfolio manager that currently manages the Existing Funds. The Reorganizations will not affect the Existing Funds’ investment objectives, principal investment strategies, principal investment risks, or investment limitations and restrictions. There are no changes anticipated to be made to the Existing Funds’ portfolios as a result of being reorganized into the New Funds. Each New Fund’s investment objectives, principal investment strategies, principal investments risks and investment limitations and restrictions are substantially identical to those of the corresponding Existing Fund.

The primary service providers for the New Funds (including fund accounting, administrator, custodian, transfer agent, distributor and auditor) will not change from those of the Existing Funds as a result of the Reorganizations.

Question: What effect will the Reorganizations have on me as a shareholder?

If the Reorganizations are approved by shareholders, each Existing Fund will be reorganized into a new, identically named New Fund, each of which is a series of Northern Lights. You will receive the same class of shares of the New Fund as you currently hold in the Existing Funds. Each shareholder of an Existing Fund will receive the same number of shares of the corresponding New Fund, with the same total dollar value, as the shareholder held of the Existing Fund immediately prior to the Reorganization. There are no changes anticipated to be made to the Existing Funds’ portfolios as a result of being reorganized into the New Funds. The shareholder services offered to the Existing Funds will be substantially similar to the shareholder services offered to the New Funds. As discussed further below, there will be no impact on the current net expenses borne by shareholders.

Question: How will the Reorganizations work?

Answer:	The Reorganization of each Existing Fund will involve three steps: (a) each Existing Fund will transfer all of its assets and liabilities to the corresponding New Fund of Northern Lights, in exchange for shares of such New Fund and the assumption by the New Fund of all of the liabilities of the corresponding Existing Fund, (b) each Existing Fund will distribute the corresponding New Fund’s shares to its shareholders, and (c) each Existing Fund will be liquidated and terminated.

Question: Who will pay the expense related to the Reorganization?

Answer:	The Adviser will pay all costs related to the Reorganizations even if the Reorganizations are not consummated.
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Question:	Will my fees change as a result of the Reorganizations?

Answer:	No. Neither the Adviser’s management fees for the Existing Funds nor the Existing Funds’ net expenses will change as a result of the Reorganizations. The expense limitations in place for the Existing Funds will be retained by the New Funds for at least one year after the New Funds commence operations and are subject to renewal thereafter. As a result, the current net expenses of each of the Existing Funds will remain the same immediately following the Reorganizations. The Adviser may be reimbursed by a New Fund for fees it waived and fund expenses it paid (including any fees waived or expenses paid with respect to the corresponding Existing Fund before its Reorganization) subject to certain limitations, including that the reimbursement would not cause the expense limitation at the time of the waiver or currently in effect, whichever is lower, to be exceeded.

Question:	What are the tax consequences of the Reorganizations?

Answer:	Each Reorganization is expected to be a tax-free reorganization for federal income tax purposes and therefore no gain or loss should be recognized by the Existing Funds or their shareholders as a result of the Reorganizations.

Question: How does the Board suggest I vote on the Reorganization?

Answer:	The Board recommends that you vote “FOR” the Reorganization with respect to your Existing Fund.

Question: Will my vote make a difference?

Answer:	Yes. Your vote is needed to ensure that the proposal can be acted upon, and we encourage all shareholders to participate in the governance of the Existing Funds. Your immediate response will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to vote, no matter how many shares you own. If not enough shareholders vote, the Reorganizations would be delayed, and we may need to solicit votes again. The Reorganization with respect to each Existing Fund will be approved only with a majority of the vote of the outstanding voting securities as defined under the Investment Company Act of 1940, as amended (the “1940 Act”).

Question:	How do I place my vote?

Answer:	You can place your vote by mailing your completed proxy card which is included with this Proxy Statement, via the Internet at www.OkapiVote.com/Centerstone2020 as printed on the proxy card, by calling (855) 208-8903 toll-free as printed on the proxy card, or by casting your vote at the shareholder meeting.

Question: What if I do not wish to participate in the Reorganizations?

If you do not wish to have your Existing Fund shares exchanged for shares of the corresponding New Fund, you may redeem your shares prior to the consummation of your Existing Fund’s Reorganization. If you redeem your shares, and if you hold shares in a taxable account, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Question: Whom do I call if I have questions?

Answer:	If you have any questions about the proposal or to quickly vote your shares, please call Okapi Partners LLC, our proxy solicitation firm, toll-free at (855) 208-8903.
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SUMMARY OF THE REORGANIZATION PROPOSAL

You are being asked to approve a reorganization of each Existing Fund pursuant to an Agreement and Plan of Reorganization (the “Reorganization Plan”) providing for each Existing Fund to reorganize into a corresponding New Fund, at which time each shareholder of an Existing Fund will become a shareholder of the corresponding New Fund. Each Existing Fund currently is a series of Centerstone Investors. Each Existing Fund has registered Class A, Class C and Class I shares. If the Reorganization Plan is approved by shareholders, each Existing Fund will be reorganized into a new, identically named New Fund, each of which is a series of Northern Lights. As regulatory requirements continue to result in increased operating costs, the Reorganization of the Existing Funds into Northern Lights will allow the Existing Funds to attempt to gain operational efficiencies and to potentially lower shareholder expenses in the future as the New Funds’ assets grow due to the economies of scale associated with a larger series trust. While the gross operating expenses of the New Funds are expected to be lower than the operating expenses of the Existing Funds, the expense limitations in place for the Existing Funds will be retained by the New Funds for at least through July 31, 2022. As a result, the current net expenses of each of the Existing Funds will not change immediately following the Reorganization, and expenses born by shareholders will remain the same for at least the first year following the Reorganizations.

The following items will not change after the Reorganizations:

•	the investment objective and principal investment strategies of each New Fund and its fiscal year will be the same as the identically named corresponding Existing Fund;
•	the investment adviser to the New Funds will be the same as the investment adviser to the Existing Funds;
•	the portfolio management of the New Funds will be the same as the portfolio management of the Existing Funds;
•	the portfolios of the New Funds will remain the same as the Existing Funds’ with no changes anticipated to be made as a result of being reorganized;
•	the primary service providers (fund accounting, fund administration, transfer agency, custodian, distributor and auditor) will remain the same following the Reorganizations and the fees charged by the New Funds’ service providers are expected to be the same or lower than those charged by the Existing Funds’ service providers;
•	the fees paid to the investment adviser of the New Funds will be the same as the fees paid to the investment adviser of the Existing Funds;
•	the expense limitations for each share class of the New Funds will be the same as the expense limitations for the corresponding share class of the corresponding Existing Fund for at least one year after the New Funds commence operations;
•	the number of the same class of shares of the Existing Funds owned by a Shareholder immediately prior to the Reorganizations will be the same as the number of the same class of shares of the New Funds owned by the Shareholder immediately after the Reorganizations; and
•	the shareholder services offered to the Existing Funds will be substantially similar to the shareholder services offered to the New Funds.

The following item will change after the Reorganizations:

•	the New Funds will have a different Board of Trustees than the Existing Funds, including a new chairman of the Board of Trustees.

Pursuant to the Reorganization Plan, each Reorganization will be accomplished as follows: (a) each Existing Fund will transfer all of its assets and liabilities to the corresponding New Fund of Northern Lights, in exchange for shares of such New Fund and the assumption by the New Fund of the liabilities of the corresponding Existing Fund, (b) each Existing Fund will distribute the corresponding New Fund’s shares to its shareholders, and (c) each Existing Fund will be liquidated and terminated. The interests of the shareholders of each Existing Fund will not be diluted as a result of the Reorganization. The Reorganization Plan is attached hereto as Exhibit A.

The Board of Trustees recommends a vote “FOR” this proposal. For information about the anticipated benefits of the Reorganizations, see “REASONS FOR THE PROPOSED REORGANIZATIONS” below.

At a meeting of the Board held on November 20, 2020, the Centerstone Investors Trustees, including the members of the Board who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (“Independent Trustees”), considered the Reorganization Plan with respect to each of the Funds substantially in the form attached to this Proxy Statement, and unanimously determined that the Reorganization is in the best interests of the shareholders of each Existing Fund and that the interests of those shareholders will not be diluted as a result of the Reorganization.

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REASONS FOR THE PROPOSED REORGANIZATIONS

The Adviser requested that the Board consider the Reorganizations. The Existing Funds are currently the sole existing series of a stand-alone Delaware statutory trust with the series managed by the Adviser. Northern Lights is organized as a multiple-series structure, whereby a common Board of Trustees provides oversight to, and a common set of service providers provide non-investment management services to, a number of different funds managed by different unaffiliated investment advisers. If the Reorganizations are approved, the New Funds would be series of Northern Lights and the Adviser would be one of a number of investment advisers that provide investment management services to various funds in Northern Lights. As regulatory requirements continue to result in increased operating costs, the Adviser believes it is important to capture the benefits of a larger trust. The Adviser believes that the proposed Reorganizations will allow the Existing Funds to attempt to gain operational efficiencies by operating within a larger series trust and to potentially lower expenses in the future as the New Funds’ assets grow. The Adviser represented to the Board that the New Funds will have lower gross expenses due to the economies of scale associated with a larger series trust. The expense limitations in place for the Existing Funds will be retained by the New Funds for at least one year after the New Funds commence operations and are subject to renewal thereafter. As a result, the current net expenses of each of the Existing Funds will remain the same immediately following the Reorganizations. The Adviser also informed the Board that its representatives would no longer serve as trust officers, thereby allowing them to focus their time and efforts with respect to the New Funds on portfolio management without the additional administrative, compliance and operational functions associated with operating a stand-alone trust. The Adviser also noted that fund accounting services, the administrator and the transfer agent will remain the same for the New Funds immediately following the Reorganizations, and as a result there will be no material impact on the Existing Funds’ day-to-day operations as a result of the Reorganizations. The Adviser also represented that shareholders of the Existing Funds would not be required to pay for the Reorganizations because the Adviser would bear all costs associated with the Reorganizations (and would bear such costs whether or not the Reorganizations are consummated). The Adviser assured the Board that the Reorganizations would not result in any material changes to the investment objectives or strategies, or any change in the portfolio management team of either Existing Fund.

Board Considerations in Approving the Reorganizations

The Board considered the Reorganizations at meetings held on November 12, 2020 and November 20, 2020, and approved the Reorganizations at the November 20, 2020 meeting. In advance of such meetings, the Board reviewed detailed information regarding the Reorganizations, including written materials and oral presentations from the Adviser. The Independent Trustees also met in executive sessions with representatives of the Adviser, as well as separately with their independent counsel with no representatives of management present, prior to the meeting at which the Reorganizations were approved. In determining whether to approve the Reorganizations, the Board inquired into a number of matters and considered, with respect to the Reorganizations, the following factors, among others: (1) the investment objectives, strategies, policies and restrictions of the Existing Funds and the New Funds, which are substantially identical; (2) the historical performance of the Existing Funds; (3) the prospects for growth, and for achieving economies of scale, of the New Funds subsequent to the Reorganizations as a part of Northern Lights; (4) the expense ratios and available information regarding the fees and expenses of the Existing Funds; (5) the investment experience, expertise and financial resources of, and the nature and quality of the services provided by the Adviser to the Existing Funds; (6) the terms and conditions of the Reorganizations and whether the Reorganizations would result in dilution of shareholder interests; (7) the direct and indirect costs to be incurred by each Existing Fund as a result of the Reorganizations; (8) any direct or indirect benefits to the Adviser to be realized as a result of the Reorganizations; (9) the tax consequences of the Reorganizations on shareholders; and (10) possible alternatives to the Reorganizations.

After reviewing and evaluating this information, including the factors summarized below and other information in this Proxy Statement, the Board, including all of the Independent Trustees, unanimously approved the Reorganizations.

In approving the Reorganizations, the Board, including all of the Independent Trustees, determined that the Reorganizations was in the best interests of each Existing Fund and its respective shareholders and that the interests of the shareholders of each Existing Fund would not be diluted as a result of the Reorganizations. The determinations were made on the basis of each Trustee’s judgment after consideration of all of the factors taken as a whole, though individual Trustees may have attributed different weights to various factors. The Board considered all factors it deemed pertinent in its business judgment, including, but not limited to, the following:

  The Adviser will continue to manage the New Funds as the successor vehicles to the Existing Funds. The investment objectives, policies and restrictions, as well as the principal strategies, risks for each New Fund are substantially identical to those of the corresponding Existing Fund, and each New Fund will be managed by the same portfolio manager and in accordance with the same investment strategies and techniques utilized in managing the corresponding Existing Fund immediately prior to the Reorganization.
  The Adviser’s discussion of the benefits of the proposed Reorganizations included that such Reorganizations will allow the Existing Funds to attempt to gain operational efficiencies from operating within a larger series trust. For example, the Reorganizations will allow for certain potential efficiencies through a shared administrator and trust level management team and streamlined negotiation and implementation of material agreements.
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  The Existing Funds’ fund accounting, fund administration, transfer agency, distribution, compliance and custody service providers will not change as a result of the Reorganizations, providing the New Funds with the ability to retain the same high level of service with which the Board has become familiar from their years of service to the Existing Funds.
  The shareholder services offered to the Existing Funds will be substantially similar to the shareholder services offered to the New Funds.
  The advisory fee for each New Fund will be the same as the advisory fee currently paid by the corresponding Existing Fund.
  The gross annual operating expenses of the New Funds following the Reorganizations will be lower than those of the Existing Funds due to the larger series trust’s total assets under management and associated economies of scale from spreading fixed costs of the New Funds across a larger asset base when taking into account the size of Northern Lights as compared to Centerstone Investors.
  The Adviser has contractually agreed through July 31, 2022, to waive each New Fund’s advisory fees and/or reimburse expenses (excluding certain agreed upon expenses) to ensure that the New Fund’s annual fund net operating expenses for each share class do not exceed the level of the New Fund’s current share class expense limitations during that period.
  The Board noted that the Adviser is permitted to receive reimbursement from the New Funds for fees it waived and fund expenses it paid (including any fees waived or expenses paid with respect to the Existing Funds before the Reorganizations), subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded.
  The Reorganizations could potentially allow for lower shareholder expenses in the future if the Funds’ assets grow due to the shared economies of scale of the larger series trust, Northern Lights.
  The costs of the Reorganizations, including the costs of soliciting proxies, will be borne by the Adviser and not the Existing Funds, and the Adviser will bear such costs whether the Reorganizations are consummated or not.
  The Adviser will benefit from the reduction in the gross annual expenses of the Existing Funds by lowering the amounts subject to reimbursement by the Adviser under the Existing Funds’ current expense limitation agreement.
  Any potential conflicts of interest related to the Reorganizations, including as a result of any direct or indirect benefits to the Adviser.
  The potential benefit to the Existing Funds of the impact of the Reorganizations on the Adviser’s financial and other resources, such as the ability of the Adviser’s staff to focus its time and efforts with respect to the New Funds on portfolio management without the additional administrative, compliance and operational functions associated with operating a stand-alone trust.
  The Reorganizations are expected to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”).
  Any differences in the valuation policies and procedures of the Existing Funds and the New Funds are not material to the portfolios of the Existing Funds.
  The interests of the shareholders of each Existing Fund will not be diluted as a result of the Reorganizations.
  The current market disruptions and volatility arising out of the COVID-19 pandemic, including any impact on each Existing Fund’s current asset levels, will not be any different for the New Funds.
  The costs of the New Funds’ service providers are expected to be the same or lower than the costs of the Existing Funds’ service providers.
  If a Reorganization is not approved by shareholders of an Existing Fund, neither Reorganization will be consummated, and the Existing Funds will continue to operate as they do currently.

The Board is submitting to shareholders of each Existing Fund the proposal to approve the Reorganization Plan with respect to that Existing Fund. If shareholders approve the proposal, the Board and officers of Centerstone Investors will execute and implement the Reorganization Plan. If shareholders approve the Reorganization, it will take effect on or about February 16, 2021 (the “Closing Date”) or such other date as may be agreed upon by the officers of Northern Lights and Centerstone Investors in accordance with the Reorganization Plan. The Board of Trustees of Northern Lights has also approved the Reorganization on behalf of each New Fund.

Summary of the Reorganization Plan

Below is a summary of the important terms of the Reorganization Plan, a form of which is set forth in Exhibit A to this Proxy Statement, and which we encourage you to read in its entirety. All information regarding Northern Lights, its operations and the various agreements between Northern Lights and its several service providers have been supplied by the Adviser, and neither Centerstone Investors nor any member of the Board have independently verified the accuracy of such information.

6

Key Provisions. The Reorganization Plan consists of several steps that will occur on the Closing Date following shareholder approval. First, each Existing Fund will transfer all of its assets to a corresponding New Fund, each of which is a series of Northern Lights, in exchange solely for (1) all of the shares of the corresponding New Fund equal to the number of full and fractional shares of the Existing Fund as of the Closing Date and (2) the assumption by such New Fund of all of the liabilities of the corresponding Existing Fund. Immediately thereafter, each Existing Fund will liquidate and distribute the shares received from the corresponding New Fund to its shareholders. This will be accomplished by opening an account on the books of the corresponding New Fund in the name of each shareholder of record of the Existing Fund and transferring those New Fund shares to each such account, by class, in complete liquidation of the Existing Fund. As a result, every shareholder of an Existing Fund will own the same number and class of shares of the corresponding New Fund as the number and class of Existing Fund shares held by the shareholder immediately before the Reorganization. For example, if you held 100 Class A shares of the existing Centerstone Investors Fund immediately prior to the close of the New York Stock Exchange on the Closing Date, those shares would be canceled and you would receive 100 Class A shares of the corresponding New Fund, which will also be called the Centerstone Investors Fund. The value of your investment immediately after the Reorganizations will be the same as it was immediately prior to the Reorganizations. All of these transactions would occur as of the Closing Date.

Until the Closing Date, shareholders of the Existing Funds will continue to be able to redeem their shares at the net asset value per share next determined after receipt by the Existing Funds’ transfer agent of a redemption request in proper form. After the Reorganizations, all of the issued and outstanding shares of the Existing Funds will be canceled on the books of the Existing Funds, and the share transfer books of the Existing Funds will be permanently closed. If the Reorganizations are consummated, shareholders will be free to redeem the shares of the New Funds that they receive in the transaction at their then-current net asset value. No sales charges will be imposed on the shares of a New Fund issued in connection with its Reorganization. Each Reorganization has been structured with the intention that it qualify for federal income tax purposes as a tax-free reorganization under the Code. Therefore, for federal income tax purposes, shareholders should not recognize any gain or loss on Existing Fund shares as a result of the Reorganizations. Nevertheless, shareholders of the Existing Funds are encouraged to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganizations or exchanging such shares for shares of the New Funds in the Reorganizations.

Since the shares of each New Fund will be issued at net asset value in exchange for the net assets of the corresponding Existing Fund having a value equal to the aggregate net asset value of the shares of the Existing Fund immediately prior to its Reorganization, the net asset value per share of each New Fund should remain virtually unchanged solely as a result of the Reorganization. Thus, a Reorganization should not result in dilution of the net asset value of an Existing Fund or the corresponding New Fund immediately following consummation of the Reorganization, and each shareholder of an Existing Fund will receive the same number of shares of the corresponding New Fund, with the same total dollar value, as the shareholder held of the Existing Fund immediately prior to the Reorganization.

Other Provisions. The Reorganizations are subject to a number of conditions set forth in the Reorganization Plan. Certain of these conditions may be waived by the Board of Trustees of each of Centerstone Investors and Northern Lights. A significant condition includes the approval of the Reorganization Plan by shareholders of each Existing Fund (which may not be waived). The Reorganization Plan may be terminated and the Reorganizations abandoned at any time prior to the Closing Date, before or after approval by the shareholders of the Existing Funds, by mutual agreement of the parties, or by either party in the event of specified circumstances such as material breach. Consummation of the Reorganization with respect to any particular Existing Fund is contingent upon shareholders of the other Existing Fund approving the Reorganization. In addition, the Reorganization Plan may be amended by the Board of Trustees. However, shareholder approval would be required in order to amend the Reorganization Plan, subsequent to the shareholders meeting, in a manner that would change the method for determining the number of New Fund shares to be issued to shareholders of the Existing Funds.

On the Closing Date, Centerstone Investors shall receive an opinion from Northern Lights’ counsel that, among other things, the Reorganization Plan is a valid and binding obligation of Northern Lights on behalf of each New Fund; that the New Fund shares to be issued to New Fund shareholders are validly issued and outstanding, are fully paid and nonassessable by Northern Lights, are transferable without restriction and have no preemptive or conversion rights; and that the consummation of the Reorganizations do not result in a material violation of Northern Lights’ Declaration of Trust or By-Laws or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Northern Lights is bound. Northern Lights shall receive an opinion from Centerstone Investors’ counsel that, among other things, the Reorganization Plan is a valid and binding obligation of Centerstone Investors on behalf of each Existing Fund; that the Reorganizations do not result in a material violation of Centerstone Investors’ Declaration of Trust or By-Laws or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Centerstone Investors is bound; and that the outstanding shares of the Existing Fund are registered under the 1933 Act. Northern Lights agrees that all indemnification rights and limitations of liability existing in favor of the Existing Funds’ current and former trustees and officers with respect to the Existing Funds shall carryover as obligations of the New Funds after the Reorganizations.

No governmental consent, approval, authorization or filing is required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws except for (1) Northern Lights’ filing with the SEC of a registration statement on Form N-1A relating to the New Fund shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus (“Registration Statement”), (2) Centerstone Investors’ filing with the SEC of a Proxy Statement on Schedule 14A, and (3) consents, approvals, authorization and filings that have been made or received or may be required immediately after 4:00 p.m., Eastern Time) on the Closing Date (“Effective Time”).

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COMPARISON OF THE EXISTING FUNDS TO THE NEW FUNDS

Investment Objectives, Limitations & Restrictions; Principal Investment Strategies; Risks. The investment objective, investment limitations and restrictions, principal investment strategies and principal investment risks of each New Fund is identical to the investment objective of the identically named Existing Fund. There are no changes anticipated to be made to the Existing Funds’ portfolios as a result of being reorganized into the New Funds.

Distribution and Purchase Procedures and Exchange Rights; Redemption Procedures; Valuation of Shares.

The policies regarding the distribution, purchase, redemption, and valuation of shares for the New Funds are identical to those of the Existing Funds.

Fees and Expenses. The Reorganizations are not expected to result overall in an increase in shareholder fees or annual fund operating expenses. The fee rates to be charged by the various service providers to the New Funds are commensurate with or lower than the fee rates charged to the Existing Funds.

The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of each Existing Fund that you may pay for buying and holding shares of the Existing Fund to each New Fund. The pro forma columns show expenses of the New Fund as if the Reorganization had occurred on the last day of the Fund’s semi-annual period ended September 30, 2020. The Annual Fund Operating Expenses tables and Example tables shown below are based on actual expenses incurred during each Existing Fund’s fiscal year ended March 31, 2020 and semi-annual period ended September 30, 2020. The Example numbers shown in the table below reflect the impact of expense limitation agreements, as described in detail below, for the period of the respective agreement. The pro forma columns show your costs as if the Reorganization had occurred on September 30, 2020. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different from those shown. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

CENTERSTONE INVESTORS FUND

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
	Existing Fund	Pro Forma New Fund	Existing Fund	Pro Forma New Fund	Existing Fund	Pro Forma New Fund
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	5.00%	None	None	None	None
Maximum Deferred Sales Charge (Load)	1.00%(1)	1.00%(1)	1.00%(2)	1.00%(2)	None	None
Redemption Fee (as a % of amounts redeemed within 30 days of purchase)	2.00%	2.00%	1.00%	1.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A			Class C			Class I
	Existing Fund 3/31	Existing Fund 9/30	Pro Forma New Fund	Existing Fund 3/31	Existing Fund 9/30	Pro Forma New Fund	Existing Fund 3/31	Existing Fund 9/30	Pro Forma New Fund
Management Fees	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	None	None	None
Other Expenses	0.27%	0.35%	0.25%	0.27%	0.35%	0.25%	0.27%	0.35%	0.25%
Acquired Fund Fees and Expenses(3)	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses	1.49%	1.57%	1.47%	2.24%	2.32%	2.22%	1.24%	1.32%	1.22%
Less: Fee Waiver and Expense Reimbursements	(0.07)%	(0.15)%	(0.05)%	(0.07)%	(0.15)%	(0.05)%	(0.07)%	(0.15)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements(4)	1.42%	1.42%	1.42%	2.17%	2.17%	2.17%	1.17%	1.17%	1.17%

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(1)	A maximum contingent deferred sales charge (“CDSC”) of 1.00% may apply to certain redemptions of Class A shares made within the first 18 months of their purchase when an initial sales charge was not paid on the purchase.
(2)	If you redeem Class C shares within 12 months after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class C shares that are not subject to a CDSC are redeemed first. In addition, you will not be charged a CDSC when you redeem shares that you acquired through reinvestment of Investors Fund dividends or capital gains. Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.
(3)	This number represents the combined total fees and operating expenses of the acquired funds owned by the Investors Fund and is not a direct expense incurred by the Investors Fund or deducted from the Investors Fund assets. Since this number does not represent a direct operating expense of the Investors Fund, the operating expenses set forth in the Investors Fund’s financial highlights do not include this figure.
(4)	With respect to the Existing Fund, pursuant to an operating expense limitation agreement between the Adviser and Centerstone Investors, the Adviser has agreed to waive its fees and/or absorb expenses of the Existing Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) for the Investors Fund do not exceed 1.35%, 2.10% and 1.10%, of the Existing Fund’s average net assets, for Class A, Class C and Class I shares, respectively, through July 31, 2022. This operating expense limitation agreement can be terminated only by, or with the consent of, the Centerstone Investors Board of Trustees. The Adviser is permitted to receive reimbursement from the Existing Fund for fees it waived and fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded.

With respect to the New Fund, pursuant to an operating expense limitation agreement between the Adviser and Northern Lights, the Adviser has agreed to waive its fees and/or absorb expenses of the New Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) for the Investors Fund do not exceed 1.35%, 2.10% and 1.10%, of the New Fund’s average net assets, for Class A, Class C and Class I shares, respectively, through July 31, 2022. This operating expense limitation agreement can be terminated only by, or with the consent of, the Northern Lights Board of Trustees. The Adviser is permitted to receive reimbursement from the New Fund for fees it waived and fund expenses it paid (including any fees waived or expenses paid with respect to the Existing Funds before the Reorganizations), subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect through July 31, 2022 for both the Existing Fund and the New Fund. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Year	Class A			Class C			Class I
	Existing Fund 3/31	Existing Fund 9/30	Pro Forma New Fund	Existing Fund 3/31	Existing Fund 9/30	Pro Forma New Fund	Existing Fund 3/31	Existing Fund 9/30	Pro Forma New Fund
1	$637	$637	$637	Shares Held $220	Shares Held $220	Shares Held $220	$119	$119	$119
				Shares Sold $320	Shares Sold $320	Shares Sold $320
3	$934	$942	$932	$686	$694	$684	$379	$388	$377
5	$1,259	$1,284	$1,253	$1,186	$1,211	$1,180	$667	$693	$660
10	$2,178	$2,247	$2,160	$2,562	$2,629	$2.545	$1,486	$1,561	$ 1,468

Portfolio Turnover. The Centerstone Investors Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. During the fiscal year ended March 31, 2020, the Existing Fund’s portfolio turnover rate was 49.72% of the average value of its portfolio.

Performance. Set forth below is the performance information for the Existing Fund. The bar chart shows performance of the Existing Fund’s Class I shares for each full calendar year since the fund’s inception. Returns for Class A and Class C shares, which are not presented, vary from the returns of Class I shares. The performance table compares the performance of the Existing Fund’s Class I shares over time to the performance of a broad-based securities market index. The performance information demonstrates the risks of investing in the New Fund by showing changes in the Existing Fund’s performance from year to year and by showing how the Existing Fund’s average annual returns compare with those of a broad measure of market performance. The information shown assumes reinvestment of distributions. The New Fund has not yet commenced operations and therefore has no performance history. However, if the Reorganization is approved by shareholders, the New Fund will acquire all of the assets, and assume all of the liabilities, of the Existing Fund and will adopt the financial statements and performance history of the Existing Fund. Remember, the Existing Fund’s past performance, before and after taxes, is not necessarily an indication of how the New Fund will perform in the future. Updated performance information for the Existing Fund is available through the Existing Fund’s website at https://centerstoneinv.com.

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Centerstone Investors Fund – Class I

Calendar Year Total Returns as of December 31

The calendar year-to-date return for the Existing Fund’s Class I shares as of November 30, 2020 was 0.26%. During the period shown in the bar chart, the best performance for a quarter was 9.50% (for the 1st quarter of 2019). The worst performance was (11.23)% (for the 4th quarter of 2018).

Average Annual Total Returns (For the periods ended December 31, 2019)
Centerstone Investors Fund	One Year	Since Inception (05-03-2016)
Class I
Return Before Taxes	16.74%	6.34%
Return After Taxes on Distributions	16.08%	5.79%
Return After Taxes on Distributions and Sale of Fund Shares	10.27%	4.83%
Class A
Return with Sales Charge Before Tax	10.55%	4.58%
Class C
Return Before Taxes	15.50%	5.40%
MSCI ACWI Index	26.60%	12.12%
MSCI World Index	27.67%	12.23%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Tax Information. The Centerstone Investors Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Centerstone Investors Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Centerstone Investors Fund and its related companies may pay the intermediary for the sale of Centerstone Investors Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Centerstone Investors Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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CENTERSTONE INTERNATIONAL FUND

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
	Existing Fund	Pro Forma New Fund	Existing Fund	Pro Forma New Fund	Existing Fund	Pro Forma New Fund
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	5.00%	None	None	None	None
Maximum Deferred Sales Charge (Load)	1.00%(1)	1.00%(1)	1.00%(2)	1.00%(2)	None	None
Redemption Fee (as a % of amounts redeemed within 30 days of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A			Class C			Class I
	Existing Fund 3/31	Existing Fund 9/30	Pro Forma New Fund	Existing Fund 3/31	Existing Fund 9/30	Pro Forma New Fund	Existing Fund 3/31	Existing Fund 9/30	Pro Forma New Fund
Management Fees	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	None	None	None
Other Expenses	0.40%	0.83%	0.54%	0.40%	0.83%	0.54%	0.40%	0.83%	0.54%
Acquired Fund Fees and Expenses(3)	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses	1.62%	2.05%	1.76%	2.37%	2.80%	2.51%	1.37%	1.80%	1.51%
Less: Fee Waiver and Expense Reimbursements	(0.20)%	(0.63)%	(0.34)%	(0.20)%	(0.63)%	(0.34)%	(0.20)%	(0.63)%	(0.34)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements(4)	1.42%	1.42%	1.42%	2.17%	2.17%	2.17%	1.17%	1.17%	1.17%
(1)	A maximum contingent deferred sales charge (“CDSC”) of 1.00% may apply to certain redemptions of Class A shares made within the first 18 months of their purchase when an initial sales charge was not paid on the purchase.
(2)	If you redeem Class C shares within 12 months after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class C shares that are not subject to a CDSC are redeemed first. In addition, you will not be charged a CDSC when you redeem shares that you acquired through reinvestment of International Fund dividends or capital gains. Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.
(3)	This number represents the combined total fees and operating expenses of the acquired funds owned by the International Fund and is not a direct expense incurred by the International Fund or deducted from the International Fund’s assets. Since this number does not represent a direct operating expense of the International Fund, the operating expenses set forth in the International Fund’s financial highlights do not include this figure.
(4)	With respect to the Existing Fund, pursuant to an operating expense limitation agreement between the Adviser and Centerstone Investors, the Adviser has agreed to waive its fees and/or absorb expenses of the Existing Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) for the International Fund do not exceed 1.35%, 2.10% and 1.10%, of the Existing Fund’s average net assets, for Class A, Class C and Class I shares, respectively, through July 31, 2022. This operating expense limitation agreement can be terminated only by, or with the consent of, the Centerstone Investors Board of Trustees. The Adviser is permitted to receive reimbursement from the Existing Fund for fees it waived and fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded.

With respect to the New Fund, pursuant to an operating expense limitation agreement between the Adviser and Northern Lights, the Adviser has agreed to waive its fees and/or absorb expenses of the New Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) for the Investors Fund do not exceed 1.35%, 2.10% and 1.10%, of the New Fund’s average net assets, for Class A, Class C and Class I shares, respectively, through July 31, 2022. This operating expense limitation agreement can be terminated only by, or with the consent of, the Northern Lights Board of Trustees. The Adviser is permitted to receive reimbursement from the New Fund for fees it waived and fund expenses it paid (including any fees waived or expenses paid with respect to the Existing Funds before the Reorganizations), subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded.

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Example: This Example is intended to help you compare the cost of investing in the International Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the International Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the International Fund’s operating expenses remain the same. The fee waiver/expense reimbursement arrangement discussed in the table above is reflected through July 31, 2022 for both the Existing Fund and the New Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year	Class A			Class C			Class I
	Existing Fund 3/31	Existing Fund 9/30	Pro Forma New Fund	Existing Fund 3/31	Existing Fund 9/30	Pro Forma New Fund	Existing Fund 3/31	Existing Fund 9/30	Pro Forma New Fund
1	$637	$637	$637	Shares Held $220	Shares Held $220	Shares Held $220	$119	$119	$119
				Shares Sold $320	Shares Sold $320	Shares Sold $320
3	$947	$990	$961	$700	$743	$714	$393	$439	$408
5	$1,299	$1,430	$1,342	$1,227	$1,358	$1,270	$710	$850	$756
10	$2,290	$2,650	$2,409	$2,670	$3,017	$2.785	$1,608	$1,998	$ 1,737

Portfolio Turnover. The Centerstone International Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. During the fiscal year ended March 31, 2020, the Existing Fund’s portfolio turnover rate was 30.37% of the average value of its portfolio.

Performance. Set forth below is the performance information for the Existing Fund. The bar chart shows performance of the Existing Fund’s Class I shares for each full calendar year since the fund’s inception. Returns for Class A and Class C shares, which are not presented, vary from the returns of Class I shares. The performance table compares the performance of the Existing Fund’s Class I shares over time to the performance of a broad-based securities market index. The performance information demonstrates the risks of investing in the New Fund by showing changes in the Existing Fund’s performance from year to year and by showing how the Existing Fund’s average annual returns compare with those of a broad measure of market performance. The information shown assumes reinvestment of distributions. The New Fund has not yet commenced operations and therefore has no performance history. However, if the Reorganization is approved by shareholders, the New Fund will acquire all of the assets, and assume all of the liabilities, of the Existing Fund and will adopt the financial statements and performance history of the Existing Fund. Remember, the Existing Fund’s past performance, before and after taxes, is not necessarily an indication of how the New Fund will perform in the future. Updated performance information for the Existing Fund is available through the Existing Fund’s website at https://centerstoneinv.com.

Centerstone International Fund – Class I

Calendar Year Total Returns as of December 31

The calendar year-to-date return for the Existing Fund’s Institutional Class shares as of November 30, 2020 was (8.82)%. During the period of time shown in the bar chart, the highest return for a calendar quarter was 7.55% (for the 1st quarter of 2019) and the lowest return for a calendar quarter was (9.84)% (for the 4th quarter of 2018).

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Average Annual Total Returns (For the periods ended December 31, 2019)
Centerstone International Fund	One Year	Since Inception (05-03-2016)
Class I
Return Before Taxes	13.55%	5.82%
Return After Taxes on Distributions	12.97%	5.21%
Return After Taxes on Distributions and Sale of Fund Shares	8.39%	4.42%
Class A
Return with Sales Charge Before Tax	7.63%	4.15%
Class C
Return Before Taxes	12.50%	4.94%
MSCI ACWI ex-US Index	21.51%	9.16%
MSCI EAFE Index	22.01%	8.53%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Tax Information. The Centerstone International Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Centerstone International Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Centerstone International Fund and its related companies may pay the intermediary for the sale of Centerstone International Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Centerstone International Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Existing and Pro Forma Capitalization of the Funds

The following tables set forth the capitalization of the Existing Funds as of September 30, 2020 and of the New Funds as if the Reorganization took place on September 30, 2020. The capitalization of the New Funds will likely be different at the time that the Reorganization is consummated, including as a result of daily share purchase and redemption activity in each Existing Fund and changes in net asset value per share.

centerstone investors fund	Class A		Class C		Class I
	Existing Fund	Pro Forma New Fund	Existing Fund	Pro Forma New Fund	Existing Fund	Pro Forma New Fund
Total Net Assets	$18,763,955	$18,763,955	$11,637,172	$11,637,172	$221,360,303	$221,360,303
Shares Outstanding	2,191,671	2,191,671	1,373,616	1,373,616	25,761,065	25,761,065
Net Asset Value per Share	$8.56	$8.56	$8.47	$8.47	$8.59	$8.59

centerstone INTERNATIONAL fund	Class A		Class C		Class I
	Existing Fund	Pro Forma New Fund	Existing Fund	Pro Forma New Fund	Existing Fund	Pro Forma New Fund
Total Net Assets	$11,918,736	$11,918,736	$1,696,336	$1,696,336	$65,731,693	$65,731,693
Shares Outstanding	1,493,683	1,493,683	214,771	214,771	8,234,138	8,234,138
Net Asset Value per Share	$7.98	$7.98	$7.90	$7.90	$7.98	$7.98

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Management of The Funds

Investment Adviser. Centerstone Investors, LLC, a Delaware limited liability company located at 135 5th Avenue, Suite 3, New York, New York 10010, serves as the investment adviser to each Existing Fund under an investment advisory agreement with Centerstone Investors on behalf of each Existing Fund. The Adviser will serve as adviser to each New Fund. The existing Centerstone Investors Fund and the existing Centerstone International Fund commenced investment operations on May 3, 2016.

Each Existing Fund pays the Adviser fees for its services. The fees are computed daily and paid monthly and are calculated as a percentage of the particular Existing Fund’s average daily net assets at the annual rates set forth below. The advisory fee rates and percentage expense limitations are not changed by the Reorganization. In addition, the Adviser has contractually agreed to waive its management fee and/or reimburse certain operating expenses for each of the Existing Funds to the extent necessary to maintain each Existing Fund’s net operating expenses, excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses (such as litigation). Such obligations are at rates set forth below:

	Centerstone Investors Fund	Centerstone International Fund
Management Fee	0.90%	0.90%
Expense Limitation (Class A)	1.35%	1.35%
Expense Limitation (Class C)	2.10%	2.10%
Expense Limitation (Class I)	1.10%	1.10%

For the fiscal year ended March 31, 2020, the Adviser received fees of 0.82% of the average daily net assets of each class of the Centerstone Investors Fund and fees of 0.70% of the average daily net assets of the Centerstone International Fund. With respect to each Existing Fund, the Adviser has contractually agreed to continue the expense limitation arrangements until July 31, 2022. With respect to the New Funds, the Adviser has contractually agreed to continue the above expense limitation arrangements for each New Fund until at least July 31, 2022.

Portfolio Management Team. There will be no change to the Existing Fund’s portfolio management team as a result of the Reorganization. Mr. Abhay Deshpande, a portfolio manager of the Adviser, has served as portfolio managers of each Existing Fund since January 2016. Mr. Deshpande will continue as the portfolio manager of each New Fund.

Abhay Deshpande, CFA. Mr. Deshpande is the Founder & Chief Investment Officer of the Adviser. He has more than 25 years of market experience. Prior to founding the Adviser in 2015, Mr. Deshpande was a part of First Eagle Investment Management, LLC, which he joined in 2000 and served as a senior member of the First Eagle Global Value analyst team and as a portfolio manager for a number of accounts before assuming portfolio management responsibilities for several funds in September 2007. Prior to 2000, Mr. Deshpande spent three years as a research analyst with Harris Associates, investment adviser to the Oakmark Funds.

More detailed information about Mr. Deshpande, including his compensation information and other accounts managed, is included in the Statement of Additional Information of each New Fund which may be requested at no cost by calling Northern Lights at 1-877-314-9006.

Comparison of Share Classes and Fees

Share Classes. The Existing Funds and the New Funds have the same share classes. Each Existing Fund has registered and offers, and each corresponding New Fund will register and offer, certain classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses that are likely to result in different share prices. Class A shares are offered at their public offering price, which is its Net Asset Value, which includes 12b-1 fees, plus the applicable sales charge. Class C shares are sold at NAV without an initial sales charge. Class I shares may be purchased without the imposition of any sales charge.

Sales Charges. The sales charges applicable to Class A shares of the New Funds will be the same as the sales charges applicable to Class A shares of the Existing Funds. Class A shares are offered at their public offering price, which is its Net Asset Value plus the applicable sales charge. The sales charge varies, depending on how much you invest, but is the same as the sales charge imposed on the Existing Funds. Furthermore, no sales charges will be imposed on shareholders in connection with the Reorganizations. The sales charges applicable to Class C shares of the New Funds will be the same as the sales charges applicable to Class C shares of the Existing Funds. Class C are sold at NAV without an initial sales charge. Class I Shares are offered without any sales charges.

Distribution (Rule 12b-1) Plans and Shareholder Servicing Fee Comparison. The Existing Funds and the New Funds have identical distribution and shareholder servicing plans. Northern Lights has adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act for the Class A, Class C and Class I shares of the New Funds that are substantially identical in all material respects to the Distribution and Shareholder Servicing Plan currently in effect with respect to the corresponding share classes of the Existing Funds. The fee rates under each Rule 12b-1 Plan are identical. Northern Lights has also adopted Shareholder Services Plans for the Class A, Class C and Class I shares of the New Funds that are substantially identical in all material respects to the Shareholder Services Plan currently in effect with respect to corresponding shares of the Existing Funds. The fee rates under each corresponding Shareholder Services Plan are identical. Because Rule 12b-1 fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS

The Board of Trustees of Northern Lights (the “Northern Lights Board”) consists of trustees different than the trustees that oversee the operations of the Existing Funds. The Northern Lights Board consists of five Independent Trustees, James U. Jensen, Patricia Luscombe, John V. Palancia, Mark H. Taylor and Jeffery D. Young. The Northern Lights Board supervises the business and affairs of Northern Lights and appoints or elects officers responsible for the day-to-day operations of Northern Lights and the execution of policies established by Northern Lights Board resolution or directive. The Chairman of the Northern Lights Board is Mr. Palancia.

Leadership Structure. The Northern Lights Board is led by John V. Palancia, who has served as the Chairman of the Board since May 2014. The Northern Lights Board has not appointed a Lead Independent Trustee because all Trustees are Independent Trustees. Under the Agreement and Declaration of Trust, the Chairman of the Northern Lights Board is responsible for (a) presiding at Board meetings, (b) calling special meetings on an as-needed basis, and (c) execution and administration of Trust policies, including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. Generally, Northern Lights believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by Northern Lights’ shareholders, business partners and other stakeholders as providing strong leadership. Northern Lights believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Northern Lights Board, provide effective leadership that is in the best interests of Northern Lights, its funds and each shareholder.

Risk Oversight. The Northern Lights Board is comprised entirely of Independent Trustees with an Audit Committee with a separate chair. The Northern Lights Board is responsible for overseeing risk management, and the full Northern Lights Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting the risk within its area of responsibilities. Generally, the Northern Lights Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications. Generally, Northern Lights believes that each Trustee is competent to serve because of his or her individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

James Jensen has over 40 years of business experience in a wide range of industries including the financial services industry. His experience includes over 25 years of mutual fund board experience with service as chairman of the Audit Committee, chairman of the Nominating and Governance Committee and, for the past eight years, as Chairman of the Board of Wasatch Funds. Since April 2008, Mr. Jensen has served as the Chief Executive Officer of Clearwater Law & Governance Group, where he devotes himself full time to corporate law practice, board governance consulting for operating companies and private investing. In May 2014, Mr. Jensen and his firm conducted the 11th Green River Conference on Corporate Governance for lawyers, accountants, directors and service providers. In 2001, Mr. Jensen co-founded Intelisum, Inc., a company pursuing computer and measurement technology and products, and was Chairman of the Board from 2001 to 2008. From 1986 to 2004, Mr. Jensen held key positions with NPS Pharmaceuticals, Inc., including Vice President, Corporate Development, Legal Affairs and General Counsel and Secretary. In addition to his business experience, Mr. Jensen was Chairman of the Board of Agricon Global Corporation, formerly BayHill Capital Corporation from 2008 to 2014 and was a Director of the University of Utah Research Foundation from 2000 to 2018. Mr. Jensen was the founder and first President of the MountainWest Venture Group (now “MountainWest Capital Network”) in 1983. Mr. Jensen is a member of the National Association of Corporate Directors. Mr. Jensen graduated with a Bachelor of Arts degree from the University of Utah in 1967 and received degrees of Juris Doctor and Master of Business Administration from Columbia University in 1971.

Patricia Luscombe, CFA, has more than 30 years in financial advisory and valuation services. She has delivered a broad range of corporate finance advice including fairness opinions and valuations. Ms. Luscombe joined Lincoln International in 2007 as a Managing Director and co-head of Lincoln’s Valuations & Opinions Group. In this position, she assists regulated investment funds, business development companies, private equity funds and hedge funds in the valuation of illiquid securities for fair value accounting purposes. Ms. Luscombe’s clients range from closely-held businesses to large, publicly-traded companies. Previously, Ms. Luscombe spent 16 years with Duff & Phelps Corporation, as a Managing Director in the firm’s valuation and financial advisory business. Prior to joining Duff & Phelps Corporation, Ms. Luscombe was an Associate at Smith Barney, a division of Citigroup Capital Markets, Inc., where she managed a variety of financial transactions, including mergers and acquisitions, leveraged buyouts, and equity and debt financings. Ms. Luscombe is a member of the Chicago Chapter of the Association for Corporate Growth, the Chartered Financial Analyst Society of Chicago and former president of the Chicago Finance Exchange. Ms. Luscombe holds a Bachelor of Arts degree in economics from Stanford University, a Master’s degree in economics from the University of Chicago and a Master of Business Administration degree from the University of Chicago Booth School of Business. In addition, Ms. Luscombe is licensed under the Series 24, 79 and 63 of FINRA.

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John V. Palancia has over 40 years of business experience in the financial services industry including serving as the Director of Global Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc. (“Merrill Lynch”) Mr. Palancia possesses an in depth understanding of broker-dealer operations from having served in various management capacities and has held industry registrations in both securities and futures. Based on his service at Merrill Lynch, he also possesses a strong understanding of risk management, balance sheet analysis, compliance and the regulatory framework under which regulated financial entities must operate. Additionally, he is well versed in the regulatory framework under which investment companies must operate based on his service as a member of three other mutual fund boards. This practical and extensive experience in the securities industry provides valuable insight into fund operations and enhances his ability to effectively serve as chairman of the Board. Mr. Palancia is a member of the National Association of Corporate Directors. Mr. Palancia holds a Bachelor of Science degree in Economics.

Mark H. Taylor has 30 years of academic and professional experience in the accounting and auditing fields which makes him particularly qualified to serve as the Trust’s Audit Committee chair. He holds PhD, Master’s and Bachelor’s degrees in Accounting and is a licensed Certified Public Accountant. Dr. Taylor is a Director of the Lynn Pippenger School of Accountancy at the Muma College of Business at the University of South Florida. From 2017 to 2020, Dr. Taylor served as Vice President-Finance on the Board of Directors of the American Accounting Association (AAA). From 2012 to 2015, he served a 3-year term as President of the Auditing Section of the AAA (Vice-President 2012-2013, President 2013-2014, and Past President (2014-2015). Dr. Taylor serves as a member of two other mutual fund boards within the Northern Lights Fund Complex, and completed a fellowship in the Professional Practice Group of the Office of the Chief Accountant at the headquarters of the United States Securities Exchange Commission. He also served a three-year term on the AICPA’s Auditing Standards Board (2010-2012). Dr. Taylor is a member of two research teams that recently received grants from the Center for Audit Quality to study how auditors manage the process of auditing fair value measurements in financial statements and how accounting firms’ tone-at-the top messaging impacts audit performance. Dr. Taylor teaches corporate governance and accounting policy as well as auditing and assurance services and possesses a strong understanding of the regulatory framework under which investment companies operate.

Jeffery D. Young has over 40 years of business management experience, including in the transportation industry and operations and information technologies. He is currently Co-owner and Vice President of the Latin America Agriculture Development Corporation, an agribusiness exporting fruit to the United States and other Central American countries. He has served as Assistant Vice President of Transportation Systems at Union Pacific Railroad Company, where he was responsible for the development and implementation of large scale command and control systems that support railroad operations and safety. In this position, Mr. Young was heavily involved in the regulatory compliance of safety and mission critical systems. Mr. Young also served as Chairman of the Association of American Railroads Policy Committee and represented both Union Pacific Railroad and the railroad industry in safety and regulatory hearings with the National Transportation Safety Board and the Federal Railroad Administration in Washington, DC. Mr. Young was a member of the Board of Directors of PS Technologies, a Union Pacific affiliate serving as a technology supplier to the railroad industry. His practical business experience and understanding of regulatory compliance provides a different perspective that will bring diversity to Board deliberations.

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The following is a list of the Northern Lights Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and officer is 4221 203rd Street, Suite 100, Elkhorn, Nebraska 68022

Independent Trustees
Name, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2004).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Wasatch Funds Trust, (since 1986); University of Utah Research Foundation (April 2000 to May 2018); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (October 2009 to June 2014).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust
					(since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (since August 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15); AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust
(since 2007); Alternative Strategies Fund (since
					June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014); President, Celeritas Rail Consulting (since June 2014).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); PS Technology, Inc. (2010-2013).

*	As of June 30, 2020, the Northern Lights was comprised of 36 active portfolios managed by 15 unaffiliated investment advisers. The term “Fund Complex” applies only to the New Funds. The New Funds do not hold themselves out as related to any other series within Northern Lights for investment purposes, nor does they share the same investment adviser with any other series in Northern Lights.
**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.
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Officers of the Trust
Name, Year of Birth	Position Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski 1983	President	Since August 2017, indefinite	Senior Vice President and Senior Managing Counsel, Gemini Fund Services, LLC, (since 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (2017-2020); Vice President and Counsel (2016-2017) and AVP and Staff Attorney (2012-2016).
Brian Curley 1970	Treasurer	Since February 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 1981	Secretary	Since November 2013, indefinite	Vice President and Managing Counsel, Gemini Fund Services, LLC (since 2020); Vice President and Counsel, Gemini Fund Services, LLC (2017-2020), Assistant Vice President, Gemini Fund Services, LLC (2014- 2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006-2008).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011); Assistant Director, FINRA (2000-2009).

Audit Committee. The Northern Lights Board has an Audit Committee that consists solely of Trustees who are not “interested persons” of Northern Lights within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Northern Lights Board the selection, retention or termination of Northern Lights’ independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to Northern Lights’ financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of Northern Lights’ independent auditors and recommending that the Northern Lights Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Northern Lights’ accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. Mr. Taylor is Chairman of the Audit Committee. During the past fiscal year, the Audit Committee held 4 meetings.

Comparison of Trustees’ and Officers’ Fees

The Existing Funds. Each Trustee who is not an interested person of Centerstone Investors or Adviser will receive a quarterly fee of $15,000, as well as reimbursement for any reasonable expenses incurred attending the meetings to be paid at the beginning of each calendar quarter. Effective May 21, 2020, the Independent Trustees agreed to temporarily waive 25% of their quarterly fee. The “interested persons” who serve as Trustees of Centerstone Investors receive no compensation for their services as Trustees. None of the executive officers receive compensation from Centerstone Investors. The following table shows fees received by the Trustees for their services as such for the fiscal year ended March 31, 2020.

Name of Trustee	Aggregate Compensation From the Centerstone Investors Fund	Aggregate Compensation From the Centerstone International Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Anita K. Krug	$26,529	$18,470	None	None	$45,000
Paul Coghlan	$26,529	$18,470	None	None	$45,000
Felix Rivera	$26,529	$18,470	None	None	$45,000
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The New Funds. Northern Lights pays each Trustee who is not affiliated with Northern Lights or an investment adviser to any series of Northern Lights will receive a quarterly fee of $21,500, allocated among each of the various portfolios comprising Northern Lights, for his or her attendance at the regularly scheduled meetings of the Northern Lights Board, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. Effective January 1, 2017, in addition to the quarterly fees and reimbursements, the Chairman of the Board receives a quarterly fee of $5,000, and the Audit Committee Chairman receives a quarterly fee of $3,750.

Additionally, in the event an in-person meeting of the Northern Lights Board other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of Northern Lights or its investment adviser depending on the circumstances necessitating the Special Meeting. None of the executive officers receive compensation from Northern Lights. The table below details the amount of compensation the Trustees are estimated to receive from the New Funds during the fiscal year ending March 31, 2022. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Trustee	Pro Forma Aggregate Compensation From Centerstone Investors Fund	Pro Forma Aggregate Compensation From Centerstone International Fund	Pro Forma Pension or Retirement Benefits Accrued as Part of New Fund Expenses	Pro Forma Estimated Benefits Upon Retirement	Pro Forma Total Compensation From New Funds and New Fund Complex Paid to Trustee
John V. Palancia	$2,598.85	$2,598.85	None	None	$5,197.70
James U. Jensen	$0	$0	None	None	$0
Patricia Luscombe	$1,949.14	$1,949.14	None	None	$3,898.28
Mark H. Taylor	$2,382.28	$2,382.28	None	None	$4,764.56
Jeffery D. Young	$1,949.14	$1,949.14	None	None	$3,898.28

COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES

Procedures for purchasing, selling and exchanging shares of the New Funds are substantially identical to those of the Existing Funds. Both the Existing Funds and the New Funds permit the purchase of shares through the mail, by wire transfer, or through a financial intermediary.

The New Funds will offer the same or substantially similar shareholder purchase and redemption services as the Existing Funds, including telephone purchases and redemptions. In similar fashion to the Existing Funds, shares of the New Funds may be purchased and redeemed at the Net Asset Value of the shares (plus applicable sales charges) as next determined following receipt of a purchase or redemption order, provided the order is received in proper form.

Dividends and Distributions. With respect to the Existing Funds, the Funds are designed to pay shareholder distributions from the Funds’ investment company taxable income and from any net capital gain the Funds have realized. Each Existing Fund makes distributions of investment company taxable income and any net capital gain annually. All distributions with respect to the Existing Funds are reinvested in additional shares of the Funds unless a shareholder has selected another option on their New Account Application or has requested to receive their payments in cash after their account was opened. If a Fund’s distributions exceed its then-current and accumulated earnings and profits, all or a portion of such distributions may be recharacterized as a return of capital to shareholders. A return of capital will generally not be taxable, but will reduce each shareholder’s cost basis in such Fund shares (but not below zero) and will result in a higher reported capital gain or lower reported capital loss when those shares on which the distributions were received are ultimately sold, exchanged or redeemed. Any return of capital in excess of a shareholder’s basis, however, is taxable as a capital gain.

Each New Fund will have the same dividend and distribution policy as the corresponding Existing Fund. Shareholders who have elected to have dividends and capital gains reinvested in an Existing Fund will continue to have dividends and capital gains reinvested in the corresponding New Fund following the Reorganization. In similar fashion to the Existing Funds, the New Funds determine their net asset value per share as of the close of regular trading hours on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The New Funds have adopted procedures for valuing portfolio assets that are substantially identical to such procedures adopted by the Existing Funds.

Fiscal Year. The Existing Funds currently operate on a fiscal year ending March 31. Following the Reorganization, each New Fund will assume the financial history of the corresponding Existing Fund and will continue to operate on a fiscal year ending March 31 of each year.

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CERTAIN COMPARATIVE INFORMATION ABOUT CENTERSTONE INVESTORS AND NORTHERN LIGHTS

The following is a summary of a comparison between the Agreement and Declaration of Trust and By-Laws adopted by Centerstone Investors versus the Agreement and Declaration of Trust and By-Laws adopted by Northern Lights. This summary is not a complete list of similarities and differences. Shareholders should refer to the provisions of these documents and to state law directly for a more thorough comparison. Copies of each of these documents are available to shareholders without charge upon written request.

As summarized below, Centerstone Investors and Northern Lights are each Delaware statutory trusts. As a result, there are no material differences between the rights of shareholders under the governing state laws of Centerstone Investors and Northern Lights except differences in rights provided for in their respective governing instruments.

General. Centerstone Investors was organized as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust (the “Centerstone Investors Instrument”) dated December 15, 2015. As a Delaware statutory trust, the Trust’s operations are currently governed by its Centerstone Investors Instrument, as well as by applicable federal and Delaware law. Northern Lights was organized as a Delaware statutory trust on December 5, 2011. As a Delaware statutory trust, Northern Lights’ operations are governed by its Agreement and Declaration of Trust (the “Northern Lights Instrument”) and applicable federal and Delaware law. The Trustees’ existing fiduciary obligations to act with due care and in the interest of shareholders will not be affected by the Reorganization.

Term of Trustees. Subject to the requirements under the 1940 Act, the term of office of a trustee of both Centerstone Investors and Northern Lights is unlimited in duration unless the trustees themselves adopt a limited term. Similar to the provisions of the Centerstone Investors Instrument, a person serving as a trustee of Northern Lights will continue as such under the Northern Lights Instrument until the person dies, resigns, is replaced, retires, or is removed from office. Under both the Centerstone Investors and Northern Lights Instruments, a trustee may be removed with or without cause by a majority of the number of trustees; or at a meeting of shareholders but only to the extent provided to shareholders by the 1940 Act and the rules and regulations thereunder.

Limitation of Liability of Trustees and Officers. A trustee or officer of either Centerstone Investors or Northern Lights will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Under both trusts, trustees and officers may be indemnified by the applicable trust for the expenses of litigation against them unless it is determined that the trustee’s conduct constituted willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Shareholder Meetings. Neither Centerstone Investors nor Northern Lights is required to hold annual shareholder meetings. Both the Centerstone Investors Instrument and Northern Lights Instrument require 33 1/3% of all shares issued and outstanding and entitled to vote to be present or represented by proxy to constitute a quorum.

Forum Selection Clause. The Centerstone Investors Instrument provides that the federal and state courts located in the State of Delaware shall be the sole and exclusive forums for any shareholder to bring (i) any derivative action or proceeding brought on behalf of the Centerstone Investors, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer or employee, if any, of Centerstone Investors to Centerstone Investors or its shareholders, (iii) any action asserting a claim against Centerstone Investors, its Trustees, officers or employees, if any, arising pursuant to any provision of the Delaware Statutory Trust Act or the Centerstone Investors Instrument, or (iv) any action asserting a claim against Centerstone Investors, its Trustees, officers, or employees, if any, governed by the internal affairs doctrine. The Northern Lights Instrument does not contain an equivalent forum selection clause.

EXPENSES OF THE REORGANIZATIONS

The Adviser will bear the solicitation and legal expenses associated with the transactions contemplated by the Reorganization Plan, including expenses associated with the solicitation of proxies, currently estimated to equal approximately $66,456, assuming that a quorum of shareholders responds to this proxy statement within a timely manner. Okapi Partners LLC has been engaged to provide tabulation and solicitation services. Approximately, $30,956 of the Reorganization-related costs are attributable to solicitation services.

FEDERAL INCOME TAX CONSEQUENCES

Federal Income Taxes.

The following is a general summary of the material federal income tax consequences of each Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change. The summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws.

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Each Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Code. In general, neither Existing Fund will recognize gain or loss as a consequence of the Reorganization, nor will the shareholders of the Existing Funds recognize gain or loss as a result of the Existing Fund’s distribution of its corresponding New Fund shares to the shareholders in exchange for such shareholder’s Existing Fund shares. In addition, a shareholder’s tax basis for shares held in an Existing Fund will carry over to the shares of the corresponding New Fund acquired in the Reorganization, and the holding period for shares held as a capital asset also will carry over to the corresponding New Fund shares received in the Reorganization.

State and Local Taxes. You should consult your tax adviser regarding the effect, if any, of the proposed Reorganizations in light of your individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, you should also consult your tax adviser as to state and local tax consequences, if any, of the Reorganizations.

Cost Basis Reporting. Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on their shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. Like the Existing Funds, the New Funds have chosen average cost as their standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way each Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The New Funds’ standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the New Funds’ standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury Regulations or consult your tax advisor with regard to your personal circumstances. For those securities defined as “covered” under current cost basis tax reporting Treasury Regulations, each New Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The New Funds are not responsible for the reliability or accuracy of the information for those securities that are not “covered”. The New Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

OTHER SERVICE PROVIDERS

Independent Accountants. Cohen & Company, Ltd. (“Cohen”), 342 North Water Street, Suite 830, Milwaukee, WI 53202, currently serves as each Existing Fund’s independent accountant. Cohen will continue to serve as the independent accountant for the New Funds following the Reorganizations. Cohen will perform an annual audit of each New Fund’s financial statements and provide other services related to filings with respect to securities regulations.

Distributor. Northern Lights Distributors, LLC (“NLD”), located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, serves as the Existing Funds’ distributor. NLD will continue to serve as the distributor for the New Funds following the Reorganizations.

Administrator, Fund Accounting and Transfer Agency Services. Gemini Fund Services, LLC (“GFS”), located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, is the administrator, fund accountant, transfer agent and dividend disbursing agent of each Existing Fund. GFS will continue to serve as the administrator, fund accountant, transfer agent and dividend disbursing agent to the New Funds following the Reorganizations. GFS maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of Existing Fund shares and performs other transfer agent and shareholder service functions. In addition, GFS provides the Existing Funds with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. GFS will continue to provide these services to the New Funds following the Reorganizations.

Custodian. State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, Massachusetts 02111 is custodian of the Existing Funds’ investments. State Street will serve as the custodian for the New Funds following the Reorganizations. Similar to the services provided to the Existing Funds, State Street will act as the New Funds’ depository, safe keep their portfolio securities, collect all income and other payments with respect thereto, disburse funds at the New Funds’ request and maintain records in connection with its duties.

OTHER INFORMATION

Operation of the Existing Funds. The principal executive offices of Centerstone Investors are located at 135 5th Avenue, New York, New York 10010. The Board of Trustees of Centerstone Investors supervises the business activities of each Existing Fund.

The Proxy. The Board of Trustees of Centerstone Investors is soliciting proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the meeting. A proxy for voting your shares at the meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of each proposal described in this Proxy Statement and at the discretion of the holders of the proxy on any other matter that may come properly before the meeting. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of Centerstone Investors revoking the proxy, or (3) attending and voting at the Meeting.

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Voting Securities and Voting. Shareholders of record of the Existing Funds at the close of business on December 2, 2020, are entitled to vote at the meeting or at any adjournments thereof. As of December 2, 2020, there were issued and outstanding the following number of shares for each share class of each Existing Fund:

Number of Shares
Centerstone Investors Fund
Class A	1.820,238
Class C	994,393
Class I	17,833,500
Centerstone International Fund
Class A	1,365,569
Class C	117,221
Class I	4,873,286

Shareholders are entitled to one vote for each share held and a proportionate vote for each fractional share held. Shareholders of each Existing Fund will vote separately on the Proposed Reorganization, without regard to the class of shares held. The presence at the meeting of holders of 1/3 of the outstanding shares of each Existing Fund entitled to vote, at the meeting or by proxy, shall constitute a quorum for the meeting for that Existing Fund. A quorum being present, the Existing Funds will adopt a proposal if a majority of the outstanding voting securities as defined under the 1940 Act (i.e., the lesser of either (i) 67% or more of the applicable voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding and applicable voting securities of a Fund are present or represented by proxy or (ii) more than 50% of the outstanding and applicable voting securities of a Fund) approve the proposal. Consummation of the Reorganization with respect to any particular Existing Fund is contingent upon shareholders of the other Existing Fund approving the Reorganization.

For purposes of determining (i) the presence of a quorum, and (ii) whether sufficient votes have been received for approval of a particular proposal, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist an Existing Fund in obtaining a quorum, but both have the practical effect of a “no” vote for purposes of obtaining the requisite vote for approval of the proposal.

If, with respect to any Existing Fund, either (a) a quorum is not present at the meeting, or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting with respect to such Existing Fund, without further notice to the shareholders of the Existing Fund, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders.

The meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed. At any adjourned meeting, Centerstone Investors may transact any business which might have been transacted at the original meeting.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Centerstone Investors Board of Trustees is not aware of any other matters to come before the meeting.

Solicitation of Proxies. Okapi Partners LLC has been engaged to provide tabulation and solicitation services. Employees of the Adviser, State Street, GFS or NLD, service providers to the Existing Funds, may make additional solicitations to obtain the necessary shareholder representation at the meeting, but will receive no additional compensation for doing so. We will count proxies that are properly authorized by telephone or electronically-transmitted instruments, to the extent that we are able to verify your identity when you authorize your proxy in that manner.

Shareholder Proposals. Centerstone Investors has not received any shareholder proposals to be considered for presentation at the meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in Centerstone Investors’ Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in Centerstone Investors’ proxy materials must be received by Centerstone Investors within a reasonable time before the solicitation is made. The fact that Centerstone Investors receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to, Centerstone Investors, c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

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Proxy Delivery/Householding. If you and another shareholder share the same address, Centerstone Investors may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to Centerstone Investors if you wish to receive a separate copy of the Proxy Statement, and Centerstone Investors will promptly mail a copy to you. You may also call or write to Centerstone Investors if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call Centerstone Investors toll-free at 1-877-314-9006, or write Centerstone Investors c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

SECURITY OWNERSHIP

Security Ownership of Management and Certain Beneficial Owners. The following table provides information on shareholders who owned of record or, to the knowledge of each Existing Fund, beneficially, more than 5% of any class of an Existing Fund’s outstanding shares as of the Record Date. As of the Record Date, and except as noted in the table below, Centerstone Investors knows of no person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of any class of an Existing Fund.

As of December 2, 2020, the following persons owned 5% or more of the respective Funds’ outstanding shares per class.

CENTERSTONE INVESTORS FUND
Class A
Name and Address	Shares	Percentage of Shares	Record or Beneficial Owner
Charles Schwab Special Custody Account 211 Main Street San Francisco, CA 94105	477,156.11	26.21%	Record Owner
TD Ameritrade Inc. FBO PO Box 2226 Omaha, NE 68103-2226	98,495.74	5.41%	Record Owner
Class C
Name and Address	Shares	Percentage of Shares	Record or Beneficial Owner
UBS WM USA Omni Account Special Cust Acct Excel Custody of UBS 1000 Harbor Blvd, 5th floor Weehawken, NJ 07086	95,230.15	9.58%	Record Owner
LPL Financial/FBO Customer Accounts PO Box 509046 San Diego, CA 92150-9046	58,802.70	5.91%	Record Owner
Class I
Name and Address	Shares	Percentage of Shares	Record or Beneficial Owner
UBS WM USA Omni Account Special Cust Acct Excel Custody of UBS 1000 Harbor Blvd, 5th floor Weehawken, NJ 07086	1,535,887.63	8.61%	Record Owner
LPL Financial/FBO Customer Accounts PO Box 509046 San Diego, CA 92150-9046	1,043,037.90	5.85%	Record Owner
Charles Schwab Special Custody Account 211 Main Street San Francisco, CA 94105	6,009,773.61	33.70%	Record Owner
TD Ameritrade Inc. FBO PO Box 2226 Omaha, NE 68103-2226	2,116,373.55	11.87%	Record Owner

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CENTERSTONE INTERNATIONAL FUND
Class A
Name and Address	Shares	Percentage of Shares	Record or Beneficial Owner
Charles Schwab Special Custody Account 211 Main Street San Francisco, CA 94105	1,133,780.72	83.03%	Record Owner
Class C
Name and Address	Shares	Percentage of Shares	Record or Beneficial Owner
RBC Capital Markets LLC 60 South Sixth St P08 Minneapolis, MN 55402	9,613.98	8.20%	Record Owner
UBS WM USA Omni Account Special Cust Acct Excel Custody of UBS 1000 Harbor Blvd, 5th floor Weehawken, NJ 07086	16,187.18	13.81%	Record Owner
Marjorie M. Hyland 1204 Rugby Rd. Schenectady, NY 12308	6,528.34	5.57%	Record Owner
Oppenheimer & Co Inc. FBO/FBO George T. Murphy IRA 206 N. Wisner Park Ridge, IL 60068	5,948.44	5.07%	Record Owner
The JINKS Family Trust 130 Westhill Dr. Los Gatos, CA 95032	10,116.60	8.63%	Record Owner
Class I
Name and Address	Shares	Percentage of Shares	Record or Beneficial Owner
UBS WM USA Omni Account Special Cust Acct Excel Custody of UBS 1000 Harbor Blvd, 5th floor Weehawken, NJ 07086	1,390,801.79	28.54%	Record Owner
Charles Schwab Special Custody Account 211 Main Street San Francisco, CA 94105	1,730,336.01	35.51%	Record Owner

As of the Record Date, no shareholder of any Existing Fund would be deemed to be a “control person” (as that term is defined in the 1940 Act) of any such Existing Fund because it beneficially owns, directly or indirectly, more than 25% of the outstanding shares of the Existing Fund, by virtue of its fiduciary roles with respect to its clients or otherwise. A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes. In this regard, if a control person owns a sufficient number of an Existing Fund’s outstanding shares, then, for certain shareholder proposals, such control person may be able to approve, or to prevent approval, of such proposals without regard to votes by other Existing Fund shareholders.

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Security Ownership of Management. As of December 31, 2019, the trustees and officers, as a group, beneficially owned approximately 3.01% of the Investors Fund’s outstanding shares and approximately 5.5% of the International Fund’s outstanding shares. The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Existing Funds as of December 31, 2019.

Name of Trustee	Dollar Range of Equity Securities in the Investors Fund	Dollar Range of Equity Securities in the International Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Anita K. Krug	$50,001-$100,000	Over $100,000	Over $100,000
Paul Coghlan	Over $100,000	Over $100,000	Over $100,000
Felix Rivera	$50,001-$100,000	$50,001-$100,000	Over $100,000
Interested Trustee
Abhay Deshpande	Over $100,000	Over $100,000	Over $100,000

During the two most recently completed calendar years, neither the Independent Trustees, nor an immediate family member of such Independent Trustee, has owned securities beneficially, or of record, in the Adviser, NLD or any of their affiliates. Accordingly, neither the Independent Trustees of Centerstone Investors, nor any of their immediate family members, has or had a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, NLD or any of their affiliates. Mr. Deshpande and most employees of the Adviser own shares in the Existing Funds. As of September 30, 2020, Mr. Deshpande owns 2.3% of the Centerstone Investors Fund and 8.67% of the Centerstone International Fund. All other employees of the Adviser owning shares in the Existing Funds own less than 1% of each Existing Fund. Mr. Deshpande and the Adviser’s employees who are invested in the Existing Funds intend to vote in favor of the Reorganizations. To the extent a potential conflict of interest exists, it is that the Reorganizations may result in an economic benefit to the Adviser in the form of a reduced obligation under its expense limitation agreements with each Existing Fund due to the expected lower operating costs for the New Funds. Nevertheless, the Adviser believes that each Reorganization is in the best interest of each Existing Fund in that shareholders will have the opportunity to experience continuity in their investment, with the benefit of potentially lower expenses in the future due to the economies of scale associated with a larger series trust.

AVAILABLE INFORMATION

Centerstone Investors and Northern Lights are subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy materials, and other information about each of the Funds with the SEC. Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549-1520.

INCORPORATION BY REFERENCE

The Prospectus and SAI of each Existing Fund are incorporated by reference.

FINANCIAL HIGHLIGHTS

Following the Reorganizations, each Existing Fund will be the accounting survivor. The Existing Fund’s audited financial highlights for the past four fiscal years were derived from financial statements audited by Cohen, the Existing Funds’ independent registered public accounting firm, whose report, along with the Existing Funds’ financial statements and notes thereto, are included in the Existing Funds’ March 31, 2020 Annual Report. The audited financial statements and related report of Cohen from the Existing Funds’ March 31, 2020 Annual Report are incorporated by reference herein.

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EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of [ ], among Northern Lights Fund Trust III, a Delaware statutory trust, with its principal place of business at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (“New Trust”), on behalf of each segregated portfolio of assets (“series”) thereof listed under the heading “New Funds” on Schedule A attached hereto (“Schedule A”) (each, a “New Fund”); Centerstone Investors Trust, a Delaware statutory trust, with its principal place of business at 135 5th Avenue, New York, New York 10010 (“Current Trust”), on behalf of each series thereof listed under the heading “Existing Funds” on Schedule A (each, an “Existing Fund”); and, solely for purposes of paragraphs 5.6, 5.7 and 6, Centerstone Investors, LLC, investment adviser to the New Funds and Existing Funds (the “Adviser”). (Each of New Trust and Current Trust is sometimes referred to herein as an “Investment Company,” and each New Fund and Existing Fund is sometimes referred to herein as a “Fund.”) Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by each Fund -- and of and by the Investment Company of which that Fund is a series, on that Fund’s behalf -- shall be the Obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series, on its own or that Fund’s behalf, and (3) in no event shall any other series of an Investment Company (including another Fund thereof) or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its Obligations set forth herein.

Each Investment Company wishes to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). Each reorganization will involve an Existing Fund’s changing its identity -- by converting from a series of Current Trust to a series of New Trust -- by (1) transferring all its assets to the New Fund listed on Schedule A opposite its name (“corresponding New Fund”) (which is being established solely for the purpose of acquiring those assets and continuing that Existing Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in that New Fund and that New Fund’s assumption of all of that Existing Fund’s liabilities, (2) distributing those shares pro rata to that Existing Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating that Existing Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving each Existing Fund and its corresponding New Fund being referred to herein collectively as a “Reorganization”). The consummation of any particular Reorganization shall not be contingent on the consummation of any other Reorganization.

Each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Funds’ behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of each respective Fund that is a series thereof and, in the case of each Existing Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

The Existing Funds offer multiple classes of shares designated as Class A shares, Class C shares, and Class I shares (“Class A Existing Fund Shares,” “Class C Existing Fund Shares,” and “Class I Existing Fund Shares” respectively, and collectively, “Existing Fund Shares”). Each New Fund also will offer multiple classes of shares, which mirror the share classes of the corresponding Existing Fund, designated, as applicable, Class A, Class C and Class I (“Class A New Fund Shares,” “Class C New Fund Shares” and “Class I New Fund Shares” respectively, and collectively, “New Fund Shares”). The identically designated classes of shares of each Existing Fund and each New Fund are substantially similar to each other.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.       PLAN OF REORGANIZATION

1.1.       Subject to the requisite approval of each Existing Fund’s shareholders and the terms and conditions set forth herein, each Existing Fund shall assign, sell, convey, transfer and deliver all of its assets described in paragraph 1.2 (“Assets”) to the corresponding New Fund. In exchange therefor, each New Fund shall:

(a)        issue and deliver to the corresponding Existing Fund, as applicable, the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) (1) Class A New Fund Shares equal to the number of full and fractional Class A Existing Fund Shares then outstanding; (2) Class C New Fund Shares equal to the number of full and fractional Class C Existing Fund Shares then outstanding; and (3) Class I New Fund Shares equal to the number of full and fractional Class I Existing Fund Shares then outstanding;

(b)        assume all of the corresponding Existing Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

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1.2        The Assets shall consist of all assets and property of every kind and nature including, without limitation, all cash, cash equivalents, securities, commodities, futures interests, receivables (including, without limitation, interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records that each Existing Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on each Existing Fund’s books at that time. No Existing Fund has any unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to New Trust.

1.3        The Liabilities shall consist of all liabilities of Existing Funds’, whether known or unknown, accrued or contingent, debts, obligations and duties existing at the Effective Time, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by the Adviser pursuant to paragraph 6. Notwithstanding the foregoing, the Existing Funds will endeavor to discharge all their known liabilities, debts, obligations and duties before the Effective Time.

1.4       At or before the Closing, each New Fund shall redeem the Initial Shares (as defined in paragraph 5.4) for the amount at which they are issued pursuant to that paragraph. At the Effective Time (or as soon thereafter as is reasonably practicable), each Existing Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Existing Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate. That distribution shall be accomplished by New Trust’s transfer agent’s opening accounts on each New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto. Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Existing Fund Shares that Shareholder holds at the Effective Time, by class (i.e., the account for each Shareholder that holds Class A Existing Fund Shares shall be credited with the number of full and fractional Institutional New Fund Shares due that Shareholder, and likewise for each Shareholder that holds Class C or Class I shares). The aggregate net asset value (“NAV”) of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Existing Fund Shares that Shareholder holds at the Effective Time. All issued and outstanding Existing Fund Shares, including any represented by certificates, shall simultaneously be canceled on each Existing Fund’s shareholder records. New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5       All computations of value shall be made by Gemini Fund Services, LLC (“GFS”) in accordance with its regular practice in pricing the shares and assets of each Fund.

1.6       Any transfer taxes payable on the issuance and transfer of New Fund Shares in a name other than that of the registered holder on each Existing Fund’s shareholder records of the Existing Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7       Any reporting responsibility of an Existing Fund to a public authority, including the responsibility for filing any regulatory report, tax return or other document with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, local tax authorities, or any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated, except that any New Fund that has begun operations prior to the Effective Time shall be responsible for preparing and filing any required Form N-PORT or Form N-CSR (including the annual report to shareholders) if the fiscal period relating to such form ended prior to the Effective Time, but as of the Effective Time such form has not yet been filed.

1.8       After the Effective Time, no Existing Fund shall conduct any business except in connection with its dissolution and termination. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, (a) each Existing Fund shall be terminated as a series of Current Trust and (b) Current Trust shall make all filings and take all other actions in connection therewith necessary and proper to effect each Existing Fund’s complete dissolution.

2.       CLOSING AND EFFECTIVE TIME

2.1       Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on February 16, 2021 (“Effective Time”). The Closing shall be held at the offices of [INSERT NAME AND ADDRESS].

2.2       Current Trust shall direct the custodian of each Existing Fund’s assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating and verifying that (a) the Assets it holds will be transferred to the corresponding New Fund at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by each Existing Fund to the corresponding New Fund, as reflected on such New Fund’s books immediately after the Effective Time, does or will conform to that information on the corresponding Existing Fund’s books immediately before the Effective Time.

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2.3        Current Trust shall direct its transfer agent to deliver at the Closing (a) to New Trust, a Certificate (1) verifying that the Existing Funds’ shareholder records contain each Shareholder’s name and address and the number of full and fractional outstanding Existing Fund Shares, by class, each such Shareholder owns at the Effective Time and (2) as to the opening of accounts on New Funds’ shareholder records in the names of the Shareholders and (b) to Current Trust, a confirmation, or other evidence satisfactory to Current Trust, that the New Fund Shares to be credited to each corresponding Existing Fund at the Effective Time have been credited to such Existing Fund’s account on those records.

2.4       Current Trust shall deliver to New Trust, within five days before the Closing, a Certificate listing each security, by name of issuer and number of shares, that is being carried on Existing Funds’ books at an estimated fair market value provided by an authorized pricing vendor for each Existing Fund.

2.6        At the Closing, each Investment Company shall deliver to the other any (a) bill of sale, check, assignment, share certificate, receipt or other document the other Investment Company or its counsel reasonably requests and (b) a Certificate in form and substance satisfactory to the recipient, and dated as of the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

2.7       In the event that at the Effective Time the NYSE or another primary trading market for portfolio securities of New Funds or Existing Funds (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the mutual judgment of the Board of Trustees of Current Trust and the Board of Trustees of New Trust, accurate appraisal of the value of the net assets of Existing Funds or New Funds, respectively, is impracticable, the Effective Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.       REPRESENTATIONS AND WARRANTIES

3.1       Current Trust, on each Existing Fund’s behalf, represents and warrants to New Trust, on the corresponding New Fund’s behalf, as follows:

(a)        Current Trust (1) is a business trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware (“Delaware Law”), and its Declaration of Trust, dated December 15, 2015, is on file with the SEC via EDGAR, (2) is duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)        Each Existing Fund is a duly established and designated series of Current Trust;

(c)        The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Current Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of Current Trust, with respect to each Existing Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)        At the Effective Time, Current Trust will have good and marketable title to the Assets for Existing Funds’ benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, New Trust, on New Funds’ behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(e)        Current Trust, with respect to each Existing Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware Law, Current Trust’s Declaration of Trust, or By-Laws, or any agreement, indenture, instrument, contract, lease or other undertaking (each, an “Undertaking”) to which Current Trust, on any Existing Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Current Trust, on any Existing Fund’s behalf, is a party or by which it is bound;

(f)        At or before the Effective Time, either (1) all material contracts and other commitments of each Existing Fund (other than this Agreement and certain investment contracts including options, futures, forward contracts and swap agreements) will terminate, or (2) provision for discharge and/or each New Fund’s assumption of any liabilities of the corresponding Existing Fund thereunder will be made, without either affected Fund incurring any penalty with respect thereto and without diminishing or releasing any rights Current Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

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(g)        No litigation, administrative proceeding, action or investigation of or before any court, governmental body or arbitrator is presently pending or, to Current Trust’s knowledge, threatened against Current Trust, with respect to any Existing Fund or any of its properties or assets attributable or allocable to Existing Fund, that, if adversely determined, would materially and adversely affect such Existing Fund’s financial condition or the conduct of its business; and Current Trust, on each Existing Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body or arbitrator that materially and adversely affects any Existing Fund’s business or Current Trust’s ability to consummate the transactions contemplated hereby;

(h)        Each Existing Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended March 31, 2020, have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements (copies of which Current Trust has furnished to New Trust) present fairly, in all material respects, each Existing Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period then ended, and there are no known contingent liabilities of Existing Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

(i)        Since March 31, 2020, there has not been any material adverse change in any Existing Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by any Existing Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Existing Fund Share due to declines in market values of securities Existing Fund holds, the discharge of Existing Fund liabilities or the redemption of any Existing Fund Shares by its shareholders shall not constitute a material adverse change;

(j)        All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of any Existing Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of Current Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and each Existing Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k)        For federal income tax purposes, no Existing Fund is classified as a partnership, and instead each is classified as an association that is taxable as a corporation, and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; each Existing Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year), each Existing Fund has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (and for that year will be) eligible to and has computed (and for that year will compute) its federal income tax under section 852; no Existing Fund has at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and no Existing Fund has earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l)        All issued and outstanding Existing Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Current Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Existing Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on such Existing Fund’s shareholder records, as provided in paragraph 2.3; and no Existing Fund has outstanding any options, warrants or other rights to subscribe for or purchase any Existing Fund Shares, nor are there outstanding any securities convertible into any Existing Fund Shares;

(m)        Each Existing Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n)        No Existing Fund is under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

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(o)        Not more than 25% of the value of any Existing Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers;

(p)        Existing Funds’ current prospectus and statement of additional information (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(q)       The information to be furnished by Current Trust for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement and the Proxy (as defined in paragraph 3.3(a)(1) and (2), respectively) (other than written information provided by New Trust for inclusion therein) will, on their respective effective dates, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.1), not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(r)       The Declaration permits Current Trust to vary its shareholders’ investment; Current Trust does not have a fixed pool of assets; and each series thereof (including each Existing Fund) is a managed portfolio of securities, and the Adviser has the authority to buy and sell securities for each Existing Fund;

(s)        Each Existing Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus; and

(t)        The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

3.2        New Trust, on each New Fund’s behalf, represents and warrants to Current Trust, on each respective Existing Fund’s behalf, as follows:

(a)        New Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under Delaware Law, and its Certificate of Trust, dated December 5, 2011, is on file with the Secretary of State of Delaware, (2) at the Effective Time, it will be duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)        At the Effective Time, each New Fund will be a duly established and designated series of New Trust; no New Fund has commenced operations and none will do so until after the Closing; and, immediately before the Closing, each New Fund will be a shell series of New Trust, without assets (except the amount paid for the Initial Shares if they have not already been redeemed by that time) or liabilities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing each corresponding Existing Fund’s business;

(c)        The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of New Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of New Trust, with respect to each New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)        Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by any New Fund, except the Initial Shares;

(e)        No consideration other than New Fund Shares (and each New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

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(f)        New Trust, with respect to each New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware Law, New Trust’s Agreement and Declaration of Trust, dated December 5, 2011 (“Instrument”), or any Undertaking to which New Trust, on any New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which New Trust, on any New Fund’s behalf, is a party or by which it is bound;

(g)        No litigation, administrative proceeding, action or investigation of or before any court, governmental body or arbitrator is presently pending or, to New Trust’s knowledge, threatened against New Trust, with respect to any New Fund or any of its properties or assets attributable or allocable to any New Fund, that, if adversely determined, would materially and adversely affect such New Fund’s financial condition or the conduct of its business; and New Trust, on each New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action or investigation and is not a party to or subject to the provisions of any order, decree, judgment or award of any court, governmental body or arbitrator that materially and adversely affects any New Fund’s business or New Trust’s ability to consummate the transactions contemplated hereby;

(h)        For federal income tax purposes, no New Fund is (or will be) classified as a partnership, and each instead is (and will be) classified as an association that is taxable as a corporation, and has elected (or will timely elect) the latter classification by filing Form 8832 with the Service; no New Fund has filed any federal or state income tax return and each will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; each New Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; assuming that the corresponding Existing Fund will meet the requirements of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, such New Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and each New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;

(i)        The New Fund Shares to be issued and delivered to each corresponding Existing Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by New Trust;

(j)        There is no plan or intention for any New Fund to be dissolved or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(k)        Assuming the truthfulness and correctness of Current Trust’s representation and warranty in paragraph 3.1(o), immediately after the Reorganization (1) not more than 25% of the value of any New Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

(l)        Immediately after the Effective Time, no New Fund will be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(m)        The information to be furnished by New Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement and the Proxy (other than written information provided by Current Trust for inclusion therein) will, on their respective effective dates, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(n)        The New Trust trustees have each received copies of all examinations, reports, letters, orders and any other relevant documentation related to any state securities regulator, SEC or FINRA examination received by the Adviser in the last three years; and

(o)        The Instrument permits New Trust to vary its shareholders’ investment; New Trust will not have a fixed pool of assets; and each series thereof (including each New Fund after it commences operations) will be a managed portfolio of securities, and the Adviser will have the authority to buy and sell securities for each New Fund.

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3.3       Each Investment Company, on its Funds’ behalf, represents and warrants to the other Investment Company, on its Funds’ behalf, as follows:

(a)        No governmental consent, approval, authorization, or filing is required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consent, approval, authorization or order of any court is required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) New Trust’s filing with the Commission of a registration statement on Form N-1A relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus (“Registration Statement”), (2) Current Trust’s filing with the Commission of a proxy statement on Schedule 14A (“Proxy”), and (3) consents, approvals, authorizations and filings that have been made or received or may be required after the Effective Time;

(b)        The fair market value of the New Fund Shares each Shareholder receives will be equal to the fair market value of its Existing Fund Shares it actually or constructively surrenders in exchange therefor;

(c)        The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d)        The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the corresponding New Fund to which the Assets are subject;

(e)        None of the compensation received by any Shareholder who or that is an employee of or service provider to any Existing Fund will be separate consideration for, or allocable to, any of the Existing Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(f)       No expenses incurred by any Existing Fund or on its behalf in connection with the Reorganization will be paid or assumed by any New Fund, the Adviser or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than New Fund Shares will be transferred to any Existing Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(g)       Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Existing Fund Shares immediately before the Reorganization and (2) the corresponding New Fund will hold the same assets and be subject to the same liabilities that the corresponding Existing Fund held or was subject to immediately before the Reorganization; and the amount of all redemptions and distributions (other than regular, normal dividends) such Existing Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4.       COVENANTS

4.1       Current Trust covenants to call a meeting of Existing Funds’ shareholders no later than January 28, 2021 to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

4.2       Current Trust covenants that it will assist New Trust in obtaining information New Trust reasonably requests concerning the beneficial ownership of Existing Fund Shares.

4.3       Current Trust covenants that it will turn over its books and records pertaining to every Existing Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to New Trust at the Closing.

4.4       Each Investment Company covenants to cooperate with the other in preparing the Registration Statement and the Proxy in compliance with applicable federal and state securities laws.

4.5        Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered any assignment or other instrument, and will take or cause to be taken any further action(s), the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) New Trust, on New Funds’ behalf, title to and possession of all the Assets, and (b) Current Trust, on Existing Funds’ behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

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4.6        New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and applicable state securities laws it deems appropriate to commence and continue New Funds’ operations after the Effective Time.

4.7       Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper or advisable to consummate and effectuate the transactions contemplated hereby.

4.8       New Trust agrees that all rights to indemnification and all limitations of liability existing in favor of each Existing Funds’ current and former trustees and officers, acting in their capacities as such, under Current Trust’s Declaration of Trust and By-Laws as in effect as of the date of this Agreement shall survive the Reorganization as obligations of each New Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights that may be asserted against each New Fund, their successors or assigns.

4.9       The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization of Existing Funds and New Funds within the meaning of Section 368(a) of the Code. Neither New Funds nor Existing Funds (nor Current Trust, on behalf of either New Funds or Existing Funds) shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code.

5.       CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1       This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by each Existing Fund’s shareholders at the Shareholders Meeting. The consummation of a Reorganization between an Existing Fund and the corresponding New Fund shall be contingent on: (i) the Boards’ approval of the other Reorganization; (ii) approval by shareholders of the other Existing Fund; or (iii) the consummation of the other Reorganization;

5.2       All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby. The Registration Statement and the Proxy shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders and permits of federal, state and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

5.3        At the Effective Time, no action, suit or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.4        Before the Closing, New Trust’s Board shall have authorized the issuance of, and New Trust shall have issued for each New Fund, as applicable, one Class A New Fund Share, one Class C New Fund Share, and one Class I New Fund Share (“Initial Shares”) to the Adviser or an affiliate thereof, in consideration of the payment of $10.00 each (or other amount that Board determines), to vote on the investment advisory agreement, distribution and service plan, and other agreements and plans referred to in paragraph 5. and to take whatever action it may be required to take as each New Fund’s sole initial shareholder;

5.5        New Trust, on New Funds’ behalf, shall have entered into, or adopted, as appropriate, an investment advisory agreement, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for each New Fund’s operation as a series of an open-end management investment company. Each such agreement and plan shall have been approved by New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by the Adviser, or its affiliate as each New Fund’s sole initial shareholder;

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5.6        Before the Closing, all liabilities of Existing Funds and Centerstone Investors (with respect to any Existing Fund) to service providers of the Existing Funds have been paid in full;

5.7        At any time before the Closing, Northern Lights has executed an expense limitation agreement on behalf of New Funds, the terms of which are consistent with those described in the Proxy; and

5.8        At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Funds’ shareholders’ interests.

5.9       Current Trust, on behalf of Existing Funds, shall have received on the Closing Date the opinion of Thompson Hine LLP, counsel to New Trust (which may reasonably rely as to matters governed by the laws of the State of Delaware on certificates of officers or trustees of New Trust dated as of the Closing Date), covering the following points:

(a)                The Agreement has been duly authorized, executed and delivered by New Trust on behalf of each New Fund and, assuming due authorization, execution and delivery of the Agreement by Current Trust, is a valid and binding obligation of New Trust on behalf of each New Fund;

(b)                The New Fund Shares to be issued to New Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and are fully paid and non-assessable by New Trust, and no shareholder of a New Fund has any preemptive rights to subscription or purchase in respect thereof; and

(c)                 The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of New Trusts’ Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel) to which New Trust is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which New Trust is a party or by which it is bound.

5.10       New Trust, on behalf of New Funds, shall have received on the Closing Date the opinion of Blank Rome LLP, counsel to Current Trust (such opinion may reasonably rely on certificates of officers or trustees of Current Trust) dated as of the Closing Date, covering the following points:

(a)                The Agreement has been duly authorized, executed and delivered by Current Trust, on behalf of each Existing Fund, and, assuming due authorization, execution and delivery of the Agreement by New Trust, is a valid and binding obligation of Current Trust, on behalf of each Existing Funds;

(b)                The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of Current Trust’s Declaration of Trust or its By-Laws or any provision of any agreement (known to such counsel) to which Current Trust is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to New Trust, judgment or decree to which Current Trust is a party or by which it is bound; and

(c)                 The outstanding shares of each Existing Fund are registered under the 1933 Act, and such registration is in full force and effect.

6.       EXPENSES

Subject to complying with the representation and warranty contained in paragraph 3.3(f), the Adviser shall bear the entirety of the total Reorganization Expenses. The Reorganization Expenses include (1) preparing and filing Existing Fund’s’ prospectus supplements and the Registration Statement, and printing and distributing New Fund’s’ prospectus and the Proxy, (2) legal and accounting fees, (3) transfer taxes for foreign securities, (4) proxy solicitation costs, (5) any and all incremental Blue Sky fees, and (6) expenses of holding the Shareholders Meeting (including any adjournments thereof). Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7.       ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty or covenant not set forth herein. This Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing; provided, however, that, notwithstanding the foregoing, Sections 1.7, 1.8, 4.3, 4.5, 4.7, 6 and 7 shall survive the Closing.

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8.       TERMINATION

This Agreement may be terminated at any time at or before the Closing:

8.1        By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before February 16, 2021 or such other date as to which the Investment Companies agree; or

8.2        By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

9.       AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding each Existing Fund’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

10.       SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.       NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed as follows:

If to Current Trust:

Centerstone Investors Trust

c/o Centerstone Investors, LLC

135 5th Avenue

New York, New York 10010

Attention:

With copies (which shall not constitute notice) to:

Blank Rome LLP

1271 Avenue of the Americas

New York, NY 10020

Attention: Stacy H. Louizos

If to New Trust:

Northern Lights Fund Trust III

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Attention: Richard Malinowski, President

With copies (which shall not constitute notice) to:

Thompson Hine LLP

41 South High Street

Suite 1700

Columbus, Ohio 43215-6101

Attention: JoAnn M. Strasser

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12.       MISCELLANEOUS

12.1        This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between that law and the federal securities laws, the latter shall govern.

12.2        Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than New Trust, on New Funds’ behalf, or Current Trust, on Existing Funds’ behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

12.3        Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Funds but are only binding on and enforceable against its property attributable to and held for the benefit of its Funds (“Funds’ Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims under this Agreement on its or its Funds’ behalf, shall look only to the other Funds’ Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

12.4        This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

NORTHERN LIGHTS FUND TRUST III, on behalf of each New Fund listed on Schedule A

By: Richard Malinowski

President

_________________________________

CENTERSTONE INVESTORS TRUST, on behalf of each Existing Fund listed on Schedule A

By: Abhay Deshpande

President

_________________________________

Centerstone Investors, LLC, with respect to paragraphs 5.6, 5.7 and 6

By: [INSERT NAME AND TITLE]

__________________________________

36

SCHEDULE A

EXISTING FUNDS (series of Centerstone Investors Trust)	To be Reorganized into	NEW FUNDS (series of Northern Lights Fund Trust III)
Centerstone Investors Fund	è	Centerstone Investors Fund
Centerstone International Fund	è	Centerstone International Fund

PROXY CENTERSTONE INVESTORS TRUST PROXY

CENTERSTONE INVESTORS FUND
CENTERSTONE INTERNATIONAL FUND

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Eric Kane and Jennifer Farrell, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Centerstone Investors Trust (the "Trust") to be held at the offices of Thompson Hine LLP, Huntington Center, 41 S. High Street, Suite 1700, Columbus, Ohio 43215, on January 28, 2021 at 10:00 a.m., Eastern time, and at any and all adjournments or postponement(s) thereof all shares of beneficial interest of the above-mentioned Fund, on the proposal set forth below and any other matters properly brought before the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THIS PROXY CARD WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY CARD PROXY CARD WILL BE VOTED "FOR" PROPOSAL 1. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

____

Signature(s) (Title(s), if applicable)

____

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. **By Phone:** Call Okapi Partners toll-free at: **(855) 208-8903** to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 9:00 PM (EST).

OR

2. **By Internet:** Refer to your proxy card for the control number and go to: www.OkapiVote.com/Centerstone2020 and follow the simple on-screen instructions.

OR

3. **By Mail:** Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on January 28, 2021

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE "FOR" PROPOSAL 1

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: HTTP://WWW.OKAPIVOTE.COM/CENTERSTONE